KAYNE ANDERSON RUDNICK
                                  MUTUAL FUNDS
================================================================================



                                  ANNUAL REPORT










                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

                     KAYNE ANDERSON RUDNICK SMALL CAP FUND

                   KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND











================================================================================
                               For the Year Ended
                                December 31, 2000

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS


TABLE OF CONTENTS


SHAREHOLDER LETTER.........................................................    1
KAYNE ANDERSON RUDNICK LARGE CAP FUND
     Goal..................................................................    2
     Commentary............................................................    2
     Outlook...............................................................    2
     Schedule of Investments...............................................    4
KAYNE ANDERSON RUDNICK SMALL CAP FUND
     Goal..................................................................    6
     Commentary............................................................    7
     Outlook...............................................................    8
     Schedule of Investments...............................................    9
KAYNE ANDERSON RUDNICK INTERNATIONAL FUND
     Goal..................................................................   12
     Commentary............................................................   12
     New Purchases.........................................................   13
     Outlook...............................................................   14
     Schedule of Investments...............................................   15
KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND
     Goal..................................................................   19
     Commentary............................................................   19
     Outlook...............................................................   20
     Schedule of Investments...............................................   21
KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND
     Goal..................................................................   23
     Commentary............................................................   23
     Outlook...............................................................   24
     Schedule of Investments...............................................   25
KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
     Goal .................................................................   28
     Commentary............................................................   28
     Outlook...............................................................   29
     Schedule of Investments...............................................   30
STATEMENTS OF ASSETS AND LIABILITIES.......................................   34
STATEMENTS OF OPERATIONS...................................................   36
STATEMENTS OF CHANGES IN NET ASSETS........................................   38
FINANCIAL HIGHLIGHTS.......................................................   40
NOTES TO FINANCIAL STATEMENTS..............................................   46
INDEPENDENT AUDITORS' REPORT...............................................   50

                      KAYNE ANDERSON RUDNICK MUTUAL FUNDS


Dear Shareholder:

     We are pleased to express our appreciation for your investment in the Kayne Anderson Rudnick Mutual Funds. If you are new to our family of investors, we welcome you.

     The enclosed annual report contains a commentary and year-end financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, annual performance and outlook for the fund. We hope that you will find these comments interesting and timely.

     As investment advisors, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

     We thank you again for your investment in the Kayne Anderson Rudnick Mutual Funds. We are committed to assisting you with the realization of your financial goals. As you have likely noticed, we recently changed the name of the funds to Kayne Anderson Rudnick Mutual Funds, reflecting that our name has been expanded to Kayne Anderson Rudnick Investment Management, LLC. As always, we welcome your questions and comments.

Sincerely,

/s/ Richard A. Kayne                               /s/ Allan M. Rudnick Chief

Richard A. Kayne                                   Allan M. Rudnick Chief
Executive Officer                                  Chairman & President Kayne
Anderson Rudnick Investment Management, LLC

KAYNE ANDERSON RUDNICK LARGE CAP FUND

GOAL

The KAYNE ANDERSON RUDNICK LARGE CAP FUND invests in high-quality, large-capitalization companies that enjoy global dominance, excellent management, financial strength and consistent growth. The investment goal of the Fund is to achieve superior long-term performance by owning shares in some of the world's best companies.

COMMENTARY

This past year was a very challenging one for stock markets here and abroad. With the benefit of our defensive, high-quality management disciplines, the Fund was able to perform substantially better then the market. For the full year 2000, with declines of 9.10% in the S&P 500 Index and 39.29% in the Nasdaq, the Fund was off a much smaller 2.00%. Including 2000 performance, the Fund has enjoyed an annualized return of 17.10% since its May 1, 1995 inception. The best performing sectors in the Fund's portfolio in 2000 were financial services, health care and consumer staples. The weakest sectors were communications services, technology and basic materials. The benefits of a diversified portfolio were evident. It is risky to concentrate assets in any given sector. Our strategy is to look for the best combination of quality, growth and value characteristics across each of the major economic sectors.

OUTLOOK

Our current outlook for 2001 is positive. We believe that the environment is now more favorable than last year. We hold this view because, first, the very positive long-term trends that propelled the longest peacetime economic expansion continue and, second, the very substantial imbalances present in the economy and the markets in 2000 have since corrected. The imbalances were brought about by the unsustainable rate of economic growth in the U.S. economy and the severe overvaluation of certain sectors of the equity markets, primarily internet-related technology stocks. Based on our conversations with corporate management, we, like most, believe that the first half of 2001 will show poor earnings comparisons with last year, but that improvement will come in the second half of 2001. The decisions by the Federal Reserve Board (the "Fed") in early 2001 to reduce short-term interest rates is an important factor in this outlook. By signaling a change to a more accommodative monetary policy, the Fed is lending strong support to growth and backing off from fighting inflation. The "lag effect" of a Fed move is generally six to nine months, so we are developing conviction in a thesis of a stronger economy in the third and fourth calendar quarters of 2001.

As to the imbalances in the equity markets, the declines in the S&P 500 and in the Nasdaq have gone a long way toward correcting the overvaluation of those markets. There has been much written in the press about the collapse of internet stocks and what that means. Although we expect a slowdown, we do not subscribe to the dire predictions that spending by corporations will decline so dramatically that it will be the death-knell of the "New Economy" or the "Old Economy." Rather, we believe the more likely scenario is that the current slowdown is a precursor of a period of more moderate, sustainable growth. Just as the beginning of the internet era was over-hyped, the current slowdown is probably much exaggerated. As with electricity, the telegraph and railroads, these disruptive innovations had their ups and downs. There were once more than 200 automakers in the U.S., and as most of the firms collapsed, the survivors became stronger and continued to grow.

We believe that we are in the throes of what the economist Joseph Schumpeter called "creative destruction," which is the self-corrective power of markets to sift through the winners and losers. Creative destruction means we are returning to a focus on businesses that provide products or services that customers want and are willing to pay for. The markets are saying "good riddance" to those companies that got venture capital funding just because it sounded like a good idea and the IPO market was hot.

As noted above, the major long-term forces propelling the longest economic expansion in U.S. history are still very much at work. Included, among them, are fiscal and monetary policies which have been coordinated to stimulate sustainable, non-inflationary growth, deregulation of industry, easing of trade restrictions, the end of the Cold War, and strong productivity growth due to expanded use of technology. We believe that we can participate in these positive trends by investing in the leading companies in key industries.

The Fund is managed according to certain key investment principles, which are worth recalling:

*    Exclusive focus on very high quality companies.

*    Diversification across major industry sectors.

*    Substantial attention to the expected return of each position.

*    Strong and consistent earnings growth of the portfolio.

*    Long-term investment horizon reflected in low turnover.

These principles are founded on the belief that superior companies possess essential competitive advantages that produce high profitability, solid growth and substantial free cash flow. Our focus as long-term investors is on the nature of a company's business advantages and their sustainability over time. Our core belief is that we can continue to produce durable, long-term growth of capital for our investors by investing in well managed, superior businesses.


                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
                 RUDNICK LARGE CAP FUND AND THE S & P 500 INDEX

                         Average Annual Total Return for
                      the periods ending December 31, 2000

              One Year      Five Year      Since Inception (5/1/95)
              (2.00%)        15.21%                 17.10%

                                     Kayne Anderson              S&P 500
                                 Rudnick Large Cap Fund        Index w/inc.
                                 ----------------------        ------------
     May-95                              10,000                   10,000
     Jun-95                              10,394                   10,641
     Sep-95                              11,089                   11,487
     Dec-95                              12,065                   12,178
     Mar-96                              12,810                   12,832
     Jun-96                              13,249                   13,408
     Sep-96                              13,689                   13,823
     Dec-96                              14,367                   14,975
     Mar-97                              14,719                   15,376
     Jun-97                              17,137                   18,062
     Sep-97                              17,879                   19,413
     Dec-97                              18,821                   19,971
     Mar-98                              21,087                   22,757
     Jun-98                              21,500                   23,508
     Sep-98                              18,511                   21,170
     Dec-98                              21,483                   25,678
     Mar-99                              22,290                   26,958
     Jun-99                              24,268                   28,861
     Sep-99                              22,721                   27,055
     Dec-99                              24,991                   31,081
     Mar-00                              25,071                   31,793
     Jun-00                              25,606                   30,947
     Sep-00                              24,949                   30,647
     Dec-00                              24,492                   28,251

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED AVERAGE OF U.S. BLUE-CHIP COMPANIES. THIS INDEX IS UNMANAGED AND RETURNS INCLUDE REINVESTED DIVIDENDS.

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.5%
BASIC MATERIALS/CHEMICALS: 2.6%
 74,610   PPG Industries, Inc. ..................................  $  3,455,376
                                                                   ------------
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 7.6%
 52,780   Emerson Electric Co. ..................................     4,159,724
121,260   General Electric Co. ..................................     5,812,901
                                                                   ------------
                                                                      9,972,625
                                                                   ------------
CAPITAL GOODS/MANUFACTURING - DIVERSIFIED: 2.1%
 45,120   Illinois Tool Works, Inc. .............................     2,687,460
                                                                   ------------
CONSUMER STAPLES/BEVERAGES: 4.8%
103,360   Coca-Cola Co. .........................................     6,298,500
                                                                   ------------
CONSUMER STAPLES/CONSUMER PRODUCTS: 5.1%
 84,850   Procter & Gamble Co. ..................................     6,655,422
                                                                   ------------
CONSUMER STAPLES/FOODS: 2.4%
 33,260   Wm. Wrigley, Jr. Co. ..................................     3,186,724
                                                                   ------------
CONSUMER STAPLES/RESTAURANTS: 4.8%
186,810   McDonald's Corp. ......................................     6,351,540
                                                                   ------------
ENERGY/PETROLEUM - INTERNATIONAL: 4.3%
 64,170   Exxon Mobil Corp. .....................................     5,578,779
                                                                   ------------
FINANCIAL/BANKING: 5.2%
121,880   Wells Fargo & Co. .....................................     6,787,193
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 5.9%
 89,820   Fannie Mae ............................................     7,791,885
                                                                   ------------
FINANCIAL/INSURANCE: 8.5%
 74,500   American International Group, Inc. ....................     7,342,906
 32,240   Marsh & McLennan Companies, Inc. ......................     3,772,080
                                                                   ------------
                                                                     11,114,986
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 15.7%
 65,510   Johnson & Johnson .....................................     6,882,644
 75,310   Merck & Co., Inc. .....................................     7,050,899
145,700   Pfizer, Inc. ..........................................     6,702,200
                                                                   ------------
                                                                     20,635,743
                                                                   ------------

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
RETAIL/APPAREL: 3.0%
155,400   Gap, Inc. (The) .......................................  $  3,962,700
                                                                   ------------
RETAIL/BUILDING PRODUCTS: 2.0%
 58,100   Home Depot, Inc. (The) ................................     2,654,444
                                                                   ------------
TECHNOLOGY/COMMUNICATIONS - EQUIPMENT: 2.5%
 85,400   Cisco Systems, Inc.* ..................................     3,266,550
                                                                   ------------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 6.1%
105,220   Hewlett-Packard Co. ...................................     3,321,006
 54,310   International Business Machines Corp. .................     4,616,350
                                                                   ------------
                                                                      7,937,356
                                                                   ------------
TECHNOLOGY/DATA SERVICES: 5.2%
108,300   Automatic Data Processing, Inc. .......................     6,856,744
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 5.2%
152,660   Intel Corp. ...........................................     4,589,341
 48,000   Texas Instruments, Inc. ...............................     2,274,000
                                                                   ------------
                                                                      6,863,341
                                                                   ------------
TECHNOLOGY/SOFTWARE: 4.5%
 91,890   Microsoft Corp.* ......................................     3,985,729
 64,600   Oracle Corp.* .........................................     1,877,437
                                                                   ------------
                                                                      5,863,166
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $116,349,972) ..........................................   127,920,534
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $116,349,972+): 97.5% ..................................   127,920,534
Other Assets less Liabilities: 2.5% .............................     3,331,447
                                                                   ------------
NET ASSETS: 100.0% ..............................................  $131,251,981
                                                                   ============

*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation ..............................  $ 22,251,136
     Gross unrealized depreciation ..............................   (10,680,574)
                                                                   ------------
     Net unrealized appreciation ................................  $ 11,570,562
                                                                   ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK SMALL CAP FUND

GOAL

The goals of the KAYNE ANDERSON RUDNICK SMALL CAP FUND are:

* To build a diversified portfolio of the next generation of high quality "blue chip" companies.

* To produce returns typical of small stocks, but with no more risk than the S&P 500 Index of large stocks.

In summary, we strive to buy stock in high-quality companies at discount prices in order to allow clients to participate in the strong growth of small companies while assuming less financial and stock market risk.

The following table demonstrates our commitment to these goals. Our portfolio of companies combines: (1) quality comparable to the companies in the S&P 500 Index of large capitalization stocks; (2) growth comparable to the companies in the Russell 2000 Small Cap Growth Index; and (3) value comparable to the companies in the Russell 2000 Small Cap Value Index.

PORTFOLIO CHARACTERISTICS

                                                    KAYNE                                   RUSSELL   RUSSELL
                                                  ANDERSON    RUSSELL   RUSSELL    S&P       2000      2000
                                                   RUDNICK     2000      2500      500      GROWTH    VALUE
QUALITY                                           SMALL CAP    INDEX     INDEX    INDEX     INDEX     INDEX
-------                                           ---------    -----     -----    -----     -----     -----
Return on Equity - Past 5 Years                     24.0%      14.1%     14.8%     23.7%     14.9%     13.7%    MORE PROFITABLE
Long-Term Debt/Total Capital                        27.6%      38.5%     41.1%     44.3%     28.2%     48.2%    LESS FINANCIAL RISK
Interest Expense Coverage                           12.5 x     4.9 x      4.6 x     4.6 x     8.6 x     3.7 x   LESS FINANCIAL RISK
Earnings Variance - Past 10 Years                   22.1%      63.2%     56.5%     41.1%     80.4%     54.7%    MORE DEPENDABLE
A Rated by S&P                                      55.6%      12.9%     17.6%     54.1%      5.6%     19.1%    BETTER QUALITY

GROWTH
------
Earnings Per Share Growth - Past 5 Years            22.1%      13.1%     11.1%     15.5%     18.9%     10.7%    RECOVERY
Earnings Per Share Growth - Past 10 Years           17.2%       9.7%      9.9%     14.8%     12.7%      8.8%    RECESSION
Dividend Per Share Growth - Past 5 Years            16.7%       8.3%      7.1%     10.3%      8.1%      8.4%    RECOVERY
Dividend Per Share Growth - Past 10 Years           13.5%       6.2%      6.1%      9.9%      6.7%      6.1%    RECESSION
Capital Generation - {ROE x (1-Payout)}             18.1%      11.0%     11.1%     16.1%     13.8%      9.7%    FASTER GROWTH

VALUE
-----
P/E Ratio - Latest 12 months                        20.0       22.5      22.7      26.0      43.7      15.9     BETTER VALUE
Dividend Yield                                       1.3%       1.4%      1.5%      1.2%      0.3%      2.4%    COMPARABLE INCOME

MARKET CHARACTERISTICS
----------------------
$ Weighted Average Market Cap - 4 qtr. average     $ 1.7 b    $ 1.2 b   $ 2.8 b  $104.1 b   $ 1.4 b   $ 0.9 b   COMPARABLE SIZE
Largest Market Cap-4 qtr. average                  $ 6.2 b    $ 6.5 b   $14.3 b  $420.0 b   $ 6.5 b   $ 4.2 b   COMPARABLE SIZE
Quarterly Standard Deviation - Since Inception      11.8%      17.0%     16.4%     12.1%     23.4%     14.1%    LESS MARKET RISK

SOURCE: RUSSELL/MELLON ANALYTICAL SERVICES

COMMENTARY

Small cap markets were down in the fourth quarter following a modest third quarter advance. For the year, small cap markets produced a negative return while the Kayne Anderson Rudnick Small Cap fund was up 24.77%. Kayne Anderson Rudnick invests in strong, consistently growing companies with low business risk to generate strong, consistent investment returns with low stock market risk. The Russell 2000, one of the popular small cap indices, carries greater stock market risks, as the chart below indicates. That index was down to 2.92% for the year.

CHART COURTESY OF BLOOMBERG.

                               Kayne-Small Cap         Russell 2000 Index
                               ---------------         ------------------
            1/3/00                 -0.94                     -1.65
            1/4/00                 -3.58                     -5.22
            1/5/00                 -3.37                     -5.13
            1/6/00                 -3.10                     -5.81
            1/7/00                 -2.56                     -3.24
           1/10/00                 -2.02                     -0.55
           1/11/00                 -2.90                     -2.39
           1/12/00                 -3.51                     -2.88
           1/13/00                 -3.10                     -0.67
           1/14/00                 -2.97                      0.59
           1/18/00                  0.54                      1.76
           1/19/00                 -2.36                      3.06
           1/20/00                 -2.90                      4.51
           1/21/00                 -2.90                      5.83
           1/24/00                 -3.51                      3.65
           1/25/00                 -3.91                      3.38
           1/26/00                 -4.12                      3.28
           1/27/00                 -4.72                      2.49
           1/28/00                 -5.13                      0.04
           1/31/00                 -5.87                     -1.62
            2/1/00                 -4.86                     -0.13
            2/2/00                 -4.39                      1.10
            2/3/00                 -3.98                      3.43
            2/4/00                 -2.16                      4.20
            2/7/00                 -2.02                      5.57
            2/8/00                 -1.55                      6.59
            2/9/00                 -0.94                      6.30
           2/10/00                 -1.89                      7.54
           2/11/00                 -2.83                      6.53
           2/14/00                 -2.29                      7.10
           2/15/00                 -2.09                      7.16
           2/16/00                 -1.82                      8.66
           2/17/00                 -0.54                     10.78
           2/18/00                 -2.77                      8.25
           2/22/00                 -2.70                      7.32
           2/23/00                 -1.08                      9.10
           2/24/00                 -1.69                      9.92
           2/25/00                 -1.28                     10.46
           2/28/00                 -0.47                     10.66
           2/29/00                  1.48                     14.64
            3/1/00                  1.75                     16.75
            3/2/00                  0.94                     15.90
            3/3/00                  2.02                     18.65
            3/6/00                  1.55                     19.40
            3/7/00                  2.70                     18.18
            3/8/00                  3.17                     18.03
            3/9/00                  4.25                     20.29
           3/10/00                  3.31                     19.85
           3/13/00                  2.63                     17.15
           3/14/00                  1.89                     13.74
           3/15/00                  3.98                     10.95
           3/16/00                  7.83                     14.01
           3/17/00                  7.42                     14.11
           3/20/00                  4.79                      9.04
           3/21/00                  2.90                      9.75
           3/22/00                  3.98                     13.42
           3/23/00                  3.71                     13.93
           3/24/00                  4.52                     13.98
           3/27/00                  3.24                     13.91
           3/28/00                  2.23                     11.01
           3/29/00                  1.21                      7.86
           3/30/00                  1.01                      5.60
           3/31/00                  2.97                      7.09
            4/3/00                  2.90                      2.52
            4/4/00                  1.75                      0.55
            4/5/00                  3.58                      2.92
            4/6/00                  5.60                      5.80
            4/7/00                  5.40                      7.89
           4/10/00                  3.17                      3.05
           4/11/00                  3.31                      1.36
           4/12/00                  3.31                     -1.94
           4/13/00                  2.16                     -2.78
           4/14/00                 -1.42                     -9.83
           4/17/00                 -1.35                     -8.73
           4/18/00                  2.02                     -3.39
           4/19/00                  2.90                     -3.36
           4/20/00                  2.77                     -4.23
           4/24/00                  1.96                     -6.67
           4/25/00                  4.05                     -2.80
           4/26/00                  2.16                     -3.74
           4/27/00                  2.83                     -1.68
           4/28/00                  2.77                      0.65
            5/1/00                  4.39                      3.18
            5/2/00                  2.56                      0.48
            5/3/00                  1.48                     -1.46
            5/4/00                  2.56                     -0.20
            5/5/00                  4.18                      1.98
            5/8/00                  2.43                     -0.55
            5/9/00                  1.82                     -2.38
           5/10/00                  0.74                     -5.67
           5/11/00                  4.45                     -2.65
           5/12/00                  4.39                     -2.34
           5/15/00                  5.94                     -0.97
           5/16/00                  7.22                      0.66
           5/17/00                  6.34                     -0.60
           5/18/00                  5.67                     -2.33
           5/19/00                  3.64                     -4.56
           5/22/00                  3.37                     -6.16
           5/23/00                  2.90                     -8.68
           5/24/00                  4.52                     -8.13
           5/25/00                  3.64                     -9.23
           5/26/00                  3.44                     -8.99
           5/30/00                  4.93                     -5.13
           5/31/00                  5.67                     -5.23
            6/1/00                  8.43                     -1.99
            6/2/00                 10.93                      2.11
            6/5/00                  9.51                      2.16
            6/6/00                  9.38                      1.84
            6/7/00                  9.78                      2.82
            6/8/00                  8.30                      2.42
            6/9/00                  8.23                      4.12
           6/12/00                  7.89                      1.22
           6/13/00                  7.22                      2.29
           6/14/00                  5.87                      1.48
           6/15/00                  7.15                      2.00
           6/16/00                  7.35                      2.30
           6/19/00                  6.21                      4.10
           6/20/00                  5.94                      4.68
           6/21/00                  5.20                      5.07
           6/22/00                  4.66                      2.56
           6/23/00                  4.32                      1.65
           6/26/00                  5.20                      2.83
           6/27/00                  3.71                      1.19
           6/28/00                  5.60                      3.80
           6/29/00                  6.36                      2.13
           6/30/00                  4.61                      3.05
            7/3/00                  6.23                      4.41
            7/5/00                  5.01                      3.26
            7/6/00                  6.16                      4.29
            7/7/00                  6.57                      5.27
           7/10/00                  8.66                      5.79
           7/11/00                  8.73                      5.57
           7/12/00                  9.34                      7.68
           7/13/00                  9.34                      8.19
           7/14/00                  9.61                      8.16
           7/17/00                 10.35                      8.67
           7/18/00                 10.02                      6.90
           7/19/00                  9.00                      5.22
           7/20/00                 11.16                      6.60
           7/21/00                  8.39                      4.20
           7/24/00                  8.05                      2.52
           7/25/00                  7.99                      2.53
           7/26/00                  8.93                      2.44
           7/27/00                  8.19                      0.01
           7/28/00                  6.70                     -2.25
           7/31/00                  8.87                     -0.17
            8/1/00                  9.07                     -0.74
            8/2/00                  9.95                     -0.24
            8/3/00                 11.03                     -0.39
            8/4/00                 11.30                      0.45
            8/7/00                 11.91                      1.69
            8/8/00                 11.10                      1.48
            8/9/00                 11.16                      1.25
           8/10/00                 10.49                      0.09
           8/11/00                 10.76                      1.82
           8/14/00                 11.50                      2.66
           8/15/00                 10.69                      1.76
           8/16/00                 11.98                      2.33
           8/17/00                 13.53                      3.08
           8/18/00                 12.52                      2.89
           8/21/00                 12.11                      3.08
           8/22/00                 11.71                      3.28
           8/23/00                 10.89                      3.38
           8/24/00                 12.18                      4.46
           8/25/00                 12.65                      4.83
           8/28/00                 11.44                      5.10
           8/29/00                 12.38                      5.73
           8/30/00                 12.72                      6.29
           8/31/00                 12.18                      7.41
            9/1/00                 13.06                      8.21
            9/5/00                 12.31                      7.64
            9/6/00                 12.11                      7.11
            9/7/00                 13.13                      8.41
            9/8/00                 11.77                      6.99
           9/11/00                 12.18                      6.57
           9/12/00                 12.04                      6.34
           9/13/00                 11.84                      6.68
           9/14/00                 12.18                      7.72
           9/15/00                 11.23                      6.06
           9/18/00                  8.66                      3.22
           9/19/00                  8.73                      4.55
           9/20/00                  8.53                      4.18
           9/21/00                  7.99                      2.77
           9/22/00                  7.85                      3.66
           9/25/00                  7.58                      2.98
           9/26/00                  6.77                      1.88
           9/27/00                  6.36                      1.57
           9/28/00                  6.57                      4.71
           9/29/00                  7.04                      4.23
           10/2/00                  5.69                      2.29
           10/3/00                  5.55                      0.89
           10/4/00                  7.11                      1.47
           10/5/00                  7.31                      0.51
           10/6/00                  5.62                     -1.82
           10/9/00                  5.42                     -2.11
          10/10/00                  5.42                     -3.69
          10/11/00                  7.18                     -5.06
          10/12/00                  6.03                     -7.40
          10/13/00                  8.19                     -3.92
          10/16/00                  8.60                     -3.64
          10/17/00                  6.43                     -5.81
          10/18/00                  6.23                     -6.74
          10/19/00                  8.60                     -3.72
          10/20/00                  9.41                     -2.49
          10/23/00                  8.19                     -1.99
          10/24/00                  8.46                     -2.41
          10/25/00                  9.81                     -4.93
          10/26/00                 12.99                     -4.02
          10/27/00                 13.33                     -3.99
          10/30/00                 14.28                     -3.41
          10/31/00                 16.37                     -0.42
           11/1/00                 16.30                     -0.91
           11/2/00                 18.47                      1.46
           11/3/00                 18.33                      1.62
           11/6/00                 17.86                      0.86
           11/7/00                 18.54                      1.27
           11/8/00                 17.93                      0.23
           11/9/00                 19.21                     -0.84
          11/10/00                 17.72                     -3.73
          11/13/00                 17.25                     -4.58
          11/14/00                 18.06                     -2.50
          11/15/00                 19.08                     -1.51
          11/16/00                 18.74                     -3.54
          11/17/00                 19.95                     -3.34
          11/20/00                 18.54                     -5.82
          11/21/00                 17.86                     -6.50
          11/22/00                 17.66                     -8.28
          11/24/00                 19.08                     -5.48
          11/27/00                 19.75                     -5.51
          11/28/00                 17.39                     -8.05
          11/29/00                 18.26                     -8.91
          11/30/00                 16.44                    -10.65
           12/1/00                 17.59                     -8.46
           12/4/00                 17.59                     -9.75
           12/5/00                 20.50                     -5.59
           12/6/00                 19.89                     -7.10
           12/7/00                 20.29                     -7.59
           12/8/00                 23.00                     -3.99
          12/11/00                 24.21                     -2.35
          12/12/00                 21.17                     -4.24
          12/13/00                 18.94                     -5.79
          12/14/00                 17.72                     -7.40
          12/15/00                 16.98                     -8.16
          12/18/00                 17.18                     -7.07
          12/19/00                 17.32                     -7.96
          12/20/00                 15.36                    -10.95
          12/21/00                 16.35                    -10.30
          12/22/00                 19.98                     -7.10
          12/26/00                 19.98                     -6.37
          12/27/00                 23.10                     -3.78
          12/28/00                 25.42                     -0.82
          12/29/00                 24.77                     -2.92

We sold two names during the second half of 2000, Benjamin Moore and Price Communications. Benjamin Moore was acquired by Warren Buffett's Berkshire Hathaway in December. Price Communications announced an agreement to be acquired by Verizon Wireless upon completion of Verizon's IPO. Because of the uncertain timing of the transaction, we opted to sell the stock now. Proceeds from the sales were used to buy the following companies:

*    Equifax - Nation's leading credit reporting company

*    IMS Health - Near monopoly supplier of prescription data to the pharmaceutical industry

*    Valspar - Low cost manufacturer of specialty high performance paints and coatings

OUTLOOK

Although small stocks have outperformed large stocks the last two years, small stocks still sell at attractive discount valuations to large stocks. Arbitraging this valuation disparity, large corporations are acquiring record numbers of small companies, as illustrated below. As long as small stocks are selling at discount valuations to large stocks, we believe the merger and acquisition activity will remain high, and that should set the stage for continued strong performance of small stocks.

                       M & A ACTIVITY AMONG SMALLER STOCKS
            (MARKET CAPITALIZATION BETWEEN $1 BILLON AND $2 BILLION)

                            1986                     6
                            1987                    14
                            1988                     8
                            1989                     7
                            1990                     5
                            1991                     5
                            1992                     3
                            1993                     4
                            1994                    12
                            1995                    18
                            1996                    29
                            1997                    35
                            1998                    34
                            1999                    42
                       Projected 2000               50

SOURCE: MERRILL LYNCH SMALL CAP RESEARCH

                      KAYNE ANDERSON RUDNICK SMALL CAP FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
    RUDNICK SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE RUSSELL 2500 INDEX

                         Average Annual Total Return for
                      the periods ending December 31, 2000

                     One Year     Since Inception (10/18/96)
                      24.77%                 15.99%

                Kayne Anderson Rudnick
                    Small Cap Fund      Russell 2000 Index    Russell 2500 Index
                    --------------      ------------------    ------------------
Oct-96                  10,000                10,000                10,000
Dec-96                  10,401                10,471                10,438
Mar-97                  10,129                 9,930                10,088
Jun-97                  11,390                11,539                11,613
Sep-97                  12,856                13,257                13,279
Dec-97                  12,426                12,813                12,980
Mar-98                  13,781                14,101                14,311
Jun-98                  13,933                13,444                13,714
Sep-98                  12,506                10,736                11,099
Dec-98                  14,435                12,486                12,694
Mar-99                  13,838                11,809                12,412
Jun-99                  15,779                13,646                14,447
Sep-99                  14,349                12,783                13,516
Dec-99                  14,957                15,140                16,174
Mar-00                  15,402                16,212                17,808
Jun-00                  15,646                15,600                17,095
Sep-00                  16,010                15,773                17,506
Dec-00                  18,662                14,683                16,865

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RUSSELL 2000 INDEX IS FORMED BY TAKING THE 3,000 LARGEST U.S. COMPANIES AND THEN ELIMINATING THE LARGEST 1,000 LEAVING A GOOD SMALL COMPANY INDEX. THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 16% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                      KAYNE ANDERSON RUDNICK SMALL CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2000

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.5%
BASIC MATERIALS/PACKAGING: 4.2%
 42,007   Bemis Co. ............................................   $  1,409,860
 10,099   Liqui-Box Corp. ......................................        376,188
                                                                   ------------
                                                                      1,786,048
                                                                   ------------
BASIC MATERIALS/PAINTS AND COATING: 3.6%
 47,000   Valspar Corp. ........................................      1,512,460
                                                                   ------------
CAPITAL GOODS/AEROSPACE & DEFENSE: 1.9%
 70,301   HEICO Corp. - Class A ................................        817,249
                                                                   ------------
CAPITAL GOODS/MACHINERY EQUIPMENT: 5.7%
 59,807   Federal Signal Corp. .................................      1,173,712
 49,788   Nordson Corp. ........................................      1,269,594
                                                                   ------------
                                                                      2,443,306
                                                                   ------------
CONSUMER CYCLICAL/ADVERTISING: 3.8%
 41,280   Catalina Marketing Corp.* ............................      1,607,340
                                                                   ------------
CONSUMER CYCLICAL/FURNITURE: 4.0%
107,572   LA-Z Boy, Inc. .......................................      1,694,259
                                                                   ------------
CONSUMER CYCLICAL/RETAIL: 4.2%
 98,700   Claire's Stores, Inc. ................................      1,770,431
                                                                   ------------
CONSUMER CYCLICAL/SERVICES: 5.6%
 48,635   ABM Industries, Inc. .................................      1,489,447
 34,982   Strayer Education, Inc. ..............................        894,228
                                                                   ------------
                                                                      2,383,675
                                                                   ------------
CONSUMER STAPLES/FOOD: 3.9%
 35,761   Tootsie Roll Industries, Inc. ........................      1,647,241
                                                                   ------------
ENERGY/OIL AND GAS PRODUCTION: 4.3%
 29,969   Devon Energy Corp. ...................................      1,827,210
                                                                   ------------
FINANCIAL/BANKS: 9.6%
101,117   National Commerce Bancorp ............................      2,502,646
 55,632   Washington Federal, Inc. .............................      1,582,035
                                                                   ------------
                                                                      4,084,681
                                                                   ------------

                      KAYNE ANDERSON RUDNICK SMALL CAP FUND

SHARES                                                                VALUE
--------------------------------------------------------------------------------
FINANCIAL/FINANCIAL SERVICES: 10.6%
 51,004   Eaton Vance Corp. ....................................   $  1,644,879
 33,000   FactSet Research Systems, Inc. .......................      1,223,310
 31,860   Fair, Isaac and Company, Inc. ........................      1,624,860
      1   Fiduciary Trust Company International ................             59
                                                                   ------------
                                                                      4,493,108
                                                                   ------------
FINANCIAL/INSURANCE: 1.3%
 32,010   E.W. Blanch Holdings, Inc. ...........................        558,174
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 5.9%
 34,572   King Pharmaceuticals, Inc. ...........................      1,786,940
 39,400   Landauer, Inc. .......................................        719,050
                                                                   ------------
                                                                      2,505,990
                                                                   ------------
HEALTH CARE/MEDICAL INFORMATION SYSTEMS: 7.1%
132,440   Hooper Holmes, Inc. ..................................      1,464,787
 59,050   IMS Health, Inc. .....................................      1,594,350
                                                                   ------------
                                                                      3,059,137
                                                                   ------------
TECHNOLOGY/COMPUTERS - INTEGRATED SYSTEMS: 8.6%
 34,115   Jack Henry & Associates ..............................      2,119,394
 76,162   Reynolds & Reynolds Inc. - Class A ...................      1,542,281
                                                                   ------------
                                                                      3,661,675
                                                                   ------------
TECHNOLOGY/ELECTRONICS: 3.5%
 57,850   Dallas Semiconductor Corp. ...........................      1,482,406
                                                                   ------------
TECHNOLOGY/SOFTWARE & SERVICES: 5.3%
 43,630   CSG Systems International, Inc.* .....................      2,047,883
 59,036   Timberline Software Corp. ............................        210,316
                                                                   ------------
                                                                      2,258,199
                                                                   ------------
TRANSPORTATION/TRANSPORTATION - SERVICES: 4.4%
 59,920   C.H. Robinson Worldwide, Inc. ........................      1,883,735
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $36,137,370) ..........................................     41,476,324
                                                                   ------------

                      KAYNE ANDERSON RUDNICK SMALL CAP FUND

                                                                      VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(cost $36,137,370+): 97.5% .....................................   $ 41,476,324
Other Assets less Liabilities: 2.5% ............................      1,083,384
                                                                   ------------
NET ASSETS: 100.0% .............................................   $ 42,559,708
                                                                   ============

*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation .............................   $  8,332,049
     Gross unrealized depreciation .............................     (2,993,095)
                                                                   ------------
     Net unrealized appreciation ...............................   $  5,338,954
                                                                   ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

GOAL

The goal of the KAYNE ANDERSON RUDNICK INTERNATIONAL FUND is to achieve superior long-term results by investing in the best quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) valuation-driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, high levels of profitability and consistency of earnings. We seek to diversify the Fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australia and the Far East) index.

COMMENTARY

For the six-month period ended December 31, 2000, the Fund's total return was a negative 9.94% versus a decline of 10.42% for the MSCI EAFE index (in dollar terms). For the full year 2000, the Fund's performance was a negative 9.65%, compared to a 13.96% decline for its benchmark. The Fund's balanced, long-term oriented investment approach has in 2000 again shown its defensive characteristics. The Fund's outperformance is even more acute since March 10, 2000, the beginning of the collapse of the US Nasdaq (down close to 40% for the year).

Concern about rising oil prices, weakness of the Euro, volatility of the US Nasdaq, the outlook for company profits, and the continued unwinding of company cross-shareholdings in Japan took its toll on the MSCI EAFE index during the second half of 2000. Nevertheless, we believe that we are coming close to the end of a global bear market that began in July 1999. This bear market was fostered by U.S. Federal Reserve policy, which until recently, has driven up interest rates in the U.S. and abroad. With economic activity slowing everywhere, it is likely that 2001 will see the beginning of a new downward cycle for global interest rates.

Over the last six months of 2000, Europe (Eurotop 300 Index) was the best performing geographic area with a decline of only 4.09% in dollars, outperforming 8.71% decline in the S&P 500 for the same period. On the other hand, over the same period, Japan's equity market (Topic Index) dropped 25% in dollar terms, as it could not avoid the impact of the plummeting US Nasdaq. The additional unwinding of cross-shareholdings by Japanese banks and industrial groups, in anticipation of the introduction on April 1, 2001 of the "mark-to-market" accounting standard, also added to the selling pressure.

At year-end, the four largest countries represented in the Fund were the United Kingdom (19.9%), Japan (18.6%), France (16.4%), and the Netherlands (11.5%). We added to the Fund's exposure to the financial sector, purchasing Sumitomo Bank of Japan in the third quarter, and Aegon NV of the Netherlands in the fourth quarter (see below). Also, we added to our positions in Telefonica, Fujitsu, and NTT. In order to finance those purchases we sold Unilever, UBS, Granada-Compass, and Kao.

Among the second-half 2000 winners were Rentokil-Initial (+53%), HSBC (+28%), Diageo (+27%), Zurich Financial Services (+20%), and ING (+19%). The losers included Canon (-33%), Invensys (-37%), Ericsson (-44%), NTT (-47%), and Fujitsu (-58%). In general, foods, beverages, financial services, and pharmaceuticals stocks performed strongly, while technology, telecommunications stocks dropped sharply, correcting some of the excesses of 1999 and of early 2000.

NEW PURCHASES

SUMITOMO BANK

Sumitomo Bank is the second largest bank in Japan. It is scheduled to merge with Sakura Bank in April 2001 to form one of the top ten largest banks in the world. Sumitomo Bank is benefiting from its large customer base and its bold e-finance strategy. Its aggressive management team is increasingly looking to create value for shareholders. We expect Sumitomo Bank to achieve strong earnings growth based on merger-related synergies and its stronger market position.

AEGON NV

Based in the Netherlands, Aegon is one of the world's largest life insurance companies. It is positioning itself to take advantage of the expected increased demand in the types of savings products in which it specializes. Aegon's management has a clear and consistent strategy, and a track record of strong performance.

The country allocation of the fund on December 31, 2000 was:

                         Australia           2.5%
                         Finland             3.3%
                         France             16.4%
                         Germany             3.1%
                         Hong Kong           3.3%
                         Japan              18.6%
                         Mexico              2.1%
                         Netherlands        11.5%
                         Spain               8.8%
                         Sweden              1.9%
                         Switzerland         9.3%
                         UK                 19.9%

OUTLOOK

The past year has reminded all of us of a few critical investment lessons we should never forget. Once again, we learned that in the end, quality, earnings, value, and diversification do matter. These are principles that always underlie the Fund's investment philosophy and process. We remain optimistic about future international market developments. The fantastic transformation of the world that started a decade ago is far from over and will reward the patient investor. In the short-term, with a row of tax cuts in 2001, Europe seems to be in a good position to absorb a global economic slowdown. The renewed strength of the Euro looks sustainable and should put some wind at the back of dollar-based investors.

We continue to believe that by focusing exclusively on the highest quality foreign companies, the Fund offers a long-term strategy for the prudent investor.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON RUDNICK INTERNATIONAL FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                         AUSTRALASIA AND FAR EAST INDEX

                         Average Annual Total Return for
                      the periods ending December 31, 2000

                     One Year    Since Inception (10/18/96)
                      (9.65%)                14.82%

                      Kayne Anderson Rudnick      MSCI Europe, Australasia
                        International Fund           and Far East Index
                        ------------------           ------------------
     Oct-96                  10,000                       10,000
     Dec-96                  10,256                       10,269
     Mar-97                  10,604                       10,116
     Jun-97                  11,949                       11,436
     Sep-97                  12,306                       11,363
     Dec-97                  11,940                       10,480
     Mar-98                  13,853                       12,030
     Jun-98                  14,071                       12,166
     Sep-98                  12,462                       10,444
     Dec-98                  15,101                       12,611
     Mar-99                  15,821                       12,796
     Jun-99                  16,913                       13,130
     Sep-99                  16,933                       13,715
     Dec-99                  19,792                       16,054
     Mar-00                  19,888                       16,046
     Jun-00                  19,854                       15,420
     Sep-00                  18,641                       14,185
     Dec-00                  17,882                       13,813

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX THAT IS THE GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. THE MSCI EAFE INDEX CONSISTS OF SECURITIES LISTED ON EXCHANGES IN EUROPEAN, AUSTRALASIAN AND FAR EASTERN MARKETS AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING. THE INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2000

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 100.7%
AUSTRALIA: 2.5%
 61,732   BHP ADR ..............................................   $  1,296,372
                                                                   ------------
FINLAND: 3.3%
 39,272   Nokia ADR* ...........................................      1,708,332
                                                                   ------------
FRANCE: 16.4%
 10,780   Air Liquide ..........................................      1,605,803
 30,000   Alcatel* .............................................      1,701,477
 24,712   Axa ADR ..............................................      1,774,631
 54,070   Groupe Danone ADR ....................................      1,659,949
 23,871   Total Fina Elf ADR ...................................      1,735,123
                                                                   ------------
                                                                      8,476,983
                                                                   ------------
GERMANY: 3.1%
 47,866   SAP ADR ..............................................      1,612,486
                                                                   ------------
HONG KONG: 3.3%
 23,034   HSBC ADR .............................................      1,695,302
                                                                   ------------
JAPAN: 18.6%
 34,000   Canon ................................................      1,188,031
 90,000   Fujitsu ..............................................      1,323,954
 60,000   Matsushita Electric Industrial .......................      1,430,880
114,000   Minebea ..............................................      1,053,611
    130   Nippon Telegraph & Telephone .........................        934,615
116,000   Shiseido .............................................      1,291,985
 20,000   Sony .................................................      1,380,214
100,000   Sumitomo Bank ........................................      1,024,680
                                                                   ------------
                                                                      9,627,970
                                                                   ------------
MEXICO: 2.1%
 77,091   Panamerican Beverages ADR ............................      1,093,729
                                                                   ------------
NETHERLANDS: 11.5%
 37,700   Aegon ................................................      1,557,168
 20,910   Heineken .............................................      1,263,359
 20,562   ING Groep ............................................      1,639,989
 47,000   Koninklijke Ahold ....................................      1,513,912
                                                                   ------------
                                                                      5,974,428
                                                                   ------------

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
SPAIN: 8.8%
 94,110   Endesa ADR ...........................................   $  1,570,461
 81,811   Repsol ADR ...........................................      1,319,202
 99,900   Telefonica* ..........................................      1,648,270
                                                                   ------------
                                                                      4,537,933
                                                                   ------------
SWEDEN: 1.9%
 89,052   Ericsson ADR* ........................................        996,269
                                                                   ------------
SWITZERLAND: 9.3%
 12,674   Nestle ADR ...........................................      1,478,178
 41,876   Novartis ADR .........................................      1,873,951
  2,483   Zurich Financial Services ............................      1,494,972
                                                                   ------------
                                                                      4,847,101
                                                                   ------------
UNITED KINGDOM: 19.9%
 39,510   Cable & Wireless ADR .................................      1,575,461
 31,240   Diageo ADR ...........................................      1,386,275
274,613   Invensys ADR .........................................      1,283,981
 60,024   Pearson ..............................................      1,426,134
438,600   Rentokil Initial .....................................      1,513,959
 15,304   Reuters ADR ..........................................      1,507,444
 45,930   Vodafone ADR .........................................      1,644,868
                                                                   ------------
                                                                     10,338,122
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $49,715,976) ..........................................     52,205,027
                                                                   ------------

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

                                                                      VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $49,715,976+): 100.7% .................................   $ 52,205,027
Liabilities in excess of Other Assets: (0.7)% ..................       (376,749)
                                                                   ------------
NET ASSETS: 100.0% .............................................   $ 51,828,278
                                                                   ============

*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation .............................   $  7,220,188
     Gross unrealized depreciation .............................     (4,731,137)
                                                                   ------------
     Net unrealized appreciation ...............................   $  2,489,051
                                                                   ============

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

Schedule of Investments by Industry at December 31, 2000

INDUSTRY                                                              PERCENTAGE
--------------------------------------------------------------------------------
Insurance ............................................................     9.3%
Communications - Equipment ...........................................     8.5
Diversified Telecomm Services ........................................     8.0
Beverages ............................................................     7.2
Diversified Financials ...............................................     6.4
Food Products ........................................................     6.1
Oil & Gas ............................................................     5.9
Media ................................................................     5.7
Household Durables ...................................................     5.4
Pharmaceuticals ......................................................     3.6
Wireless Telecomm Services ...........................................     3.2
Software .............................................................     3.1
Chemicals ............................................................     3.1
Multi-Utilities ......................................................     3.0
Communication Services & Supplies ....................................     2.9
Food & Drugs Retailing ...............................................     2.9
Computers & Peripherals ..............................................     2.6
Metals & Mining ......................................................     2.5
Personal Products ....................................................     2.5
Electrical Equipment .................................................     2.5
Office Electronics ...................................................     2.3
Machinery ............................................................     2.0
Banks ................................................................     2.0
                                                                        ------
Total Investments ....................................................   100.7
Liabilities in excess of Other Assets ................................    (0.7)
                                                                        ------
Net Assets ...........................................................   100.0%
                                                                        ======

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

GOAL

The goal of the KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND is to achieve long-term appreciation of capital through a diversified portfolio of domestic and international companies that exhibit above-average growth potential. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a valuation-driven decision process. We define quality as those companies that exhibit such characteristics as market dominance, management excellence, strong free cash flow growth, strong balance sheet and relatively high research and development expenditures.

COMMENTARY

Since the inception of the Growth and Opportunity Fund on July 17, 2000, we have experienced a volatile environment for growth-oriented stocks. During this period, the Nasdaq Composite Index dropped from a level of 3825 to 2470, a more than 35% decline. The other major stock indices, such as the S&P 500 and the Dow Jones Industrial Average, also had negative returns.

Even quality growth stocks with strong global franchises were not immune to this downturn. For example, during the six months ended December 31, 2000, Microsoft was down 45.7%, Intel was down 55.1%, and Nortel Networks was down 53.1%. Technology stocks were hit hardest, as the economy slowed in the fourth quarter and companies started to revise their earnings guidance downward. The Fund has a disciplined yet substantial weighting in technology stocks. We continue to believe that our high-quality holdings in the technology sector will do well fundamentally over the next 12 to 18 months.

OUTLOOK

We believe the Federal Reserve Board's interest rate cut in early January and the subsequent cuts expected later this year will stabilize the market and help growth stocks get back to a more predictive model, rather than the unsustainable hyper-growth phase we saw in late 1999 and early 2000. The recent market turmoil and correction should benefit high quality growth companies with strong global franchises in the long-term.

This portfolio is designed to provide a more aggressive equity strategy as one piece of a balanced overall asset allocation. The portfolio can be expected to be more volatile, both on the upside and downside, than the broad equity markets generally. Nonetheless, we believe the strong underlying fundamentals of our portfolio holdings should be reflected in favorable long-term capital appreciation.

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
      RUDNICK GROWTH AND OPPORTUNITY FUND AND THE S & P BARRA GROWTH INDEX

                       Total Return for the periods ending
                               December 31, 2000

                            Since Inception (7/17/00)
                                    (28.02%)

                               Kayne Anderson Rudnick           S&P Barra
                            Growth and Opportunity Fund        Growth Index
                            ---------------------------        ------------
     Jul-00                           10,000                      10,000
     Aug-00                            9,861                      10,579
     Sep-00                            8,824                       9,546
     Oct-00                            8,452                       9,298
     Nov-00                            7,554                       8,310
     Dec-00                            7,198                       7,950

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE S&P/BARRA GROWTH INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 50% OF THE STOCKS IN THE S&P 500 WITH HIGHER PRICE-TO-BOOK RATIOS.

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.1%
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 5.7%
  4,080   General Electric Co. ..................................   $   195,585
                                                                    -----------
FINANCIAL/FINANCIAL SERVICES: 3.0%
  3,680   Schwab (Charles) Corp .................................       104,420
                                                                    -----------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 17.5%
  1,500   Amgen, Inc.* ..........................................        95,906
  1,200   Genentech, Inc.* ......................................        97,800
  1,200   Guidant Corp.* ........................................        64,725
  5,500   Pfizer, Inc. ..........................................       253,000
  1,500   Schering-Plough Corp ..................................        85,125
                                                                    -----------
                                                                        596,556
                                                                    -----------
RETAIL/APPAREL: 4.1%
  5,485   Gap, Inc. (The) .......................................       139,867
                                                                    -----------
RETAIL/BUILDING PRODUCTS: 6.7%
  4,990   Home Depot, Inc. (The) ................................       227,981
                                                                    -----------
TECHNOLOGY/COMMUNICATIONS - EQUIPMENT: 22.8%
    840   Alcatel SA ............................................        46,987
  3,250   Cisco Systems, Inc.* ..................................       124,312
  1,500   Digital Lightwave, Inc ................................        47,531
  1,500   Foundry Networks, Inc .................................        22,500
  1,350   JDS Uniphase Corp.* ...................................        56,278
  3,215   Nokia Corp. ADR .......................................       139,852
  2,620   Nortel Networks Corp. .................................        84,004
  1,545   Qualcomm, Inc.* .......................................       126,980
  2,305   Tellabs, Inc.* ........................................       130,233
                                                                    -----------
                                                                        778,677
                                                                    -----------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 7.5%
  4,070   Dell Computer Corp.* ..................................        70,971
    490   EMC Corp-Mass* ........................................        32,585
    965   International Business Machines Corp. .................        82,025
  1,500   Xilinx, Inc.* .........................................        69,188
                                                                    -----------
                                                                        254,769
                                                                    -----------
TECHNOLOGY/ELECTRONICS: 3.6%
  2,640   Texas Instruments, Inc ................................       125,070
                                                                    -----------

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
TECHNOLOGY/INTERNET: 4.1%
  4,000 America Online, Inc.*                                       $   139,200
                                                                    -----------
TECHNOLOGY/SEMICONDUCTORS: 8.6%
  1,495 Applied Materials, Inc.*                                         57,090
  5,705 Intel Corp.                                                     171,507
  1,400 Linear Technology Corp                                           64,750
                                                                    -----------
                                                                        293,347
                                                                    -----------
TECHNOLOGY/SOFTWARE: 11.2%
  2,930 BMC Software, Inc.*                                              41,020
  3,255 Microsoft Corp.*                                                141,186
  5,120 Oracle Corp.*                                                   148,800
  1,500 SAP AG ADR                                                       50,531
                                                                    -----------
                                                                        381,537
                                                                    -----------
TELECOMMUNICATION SERVICES/TELEPHONE: 2.3%
  5,500 WorldCom, Inc.                                                   77,344
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $4,332,632)                                                  3,314,353
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
   (cost $4,332,632+): 97.1%                                          3,314,353
Other Assets less Liabilities: 2.9%                                      97,786
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 3,412,139
                                                                    ===========

*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $    71,806
     Gross unrealized depreciation                                   (1,090,085)
                                                                    -----------
     Net unrealized depreciation                                    $(1,018,279)
                                                                    ===========

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND seeks to provide total returns in excess of the Lehman Intermediate Government/Credit index, while maintaining quality and liquidity. Our strategy is to provide a total return which captures much of the fixed income market return with a combination of income and capital appreciation by adjusting sectors and maturities in order to capitalize on changing market conditions.

COMMENTARY

In the first half of 2000, the Federal Reserve Board (the "Fed") continued in a tightening bias, increasing short-term interest rates. The U.S. Treasury began its buy-back program, decreasing supply of longer US Treasury bonds, thus lowering the yields on the longer end of the curve. These actions caused the yield curve to become inverted. As the price of oil rose and the economy began to show signs of slowing later in the year, the longer end of the curve began to move up. The shift and reshaping of the yield curve can clearly be seen in the chart shown below.

                          TREASURY SECURITY YIELD CURVE

                                    [GRAPHIC]

SOURCE: VALUE LINE SELECTION & OPINION, DECEMBER 29, 2000

The Fund's weighting in the treasury sector benefited performance throughout the majority of the year as Treasuries outperformed the Corporate and Agency sectors of the bond market. The Agency sector was under the cloud of increased scrutiny from Congress until late in the year when an agreement was reached for additional credit oversight. As the equity markets remained volatile, investors began to worry about credit risk in the high-yield portion of the corporate bond market. This moved investors into the Treasury market, with its high quality and dwindling supply. While there has been talk of a widening in corporate yield spreads, it is important to remember that this has primarily affected the non-investment grade sector of the bond market. This, once again showed the value of investing in quality. Throughout the year, we maintained a slightly over-weighted position in Treasuries relative to our benchmark, while slowly moving into additional high quality corporate bond positions. In this way we have been able to capture much of the Treasury sectors performance, while also increasing the yield of the portfolio.

OUTLOOK

At this point, all eyes continue to be on Mr. Greenspan. Having made an extraordinary 100 basis point reduction in the Fed Funds rate in January, the question now becomes how much more and how fast will the additional rate reductions be implemented. Many in the market are anticipating as much as an additional 100 basis points in interest rate reduction through the course of 2001. This will depend on many factors, including the amount of fiscal stimulus to be added to the economy by the incoming Congress, and how quickly its effects will be felt. We believe that most of the Fed's rate reductions will occur in the first half of the year, so that it is finished with its work before the Congress begins. That will allow the Fed to see the impact of the rate reductions separate from any moves made by Congress before taking any additional action. We believe that the monetary and fiscal policy changes over the next few months should lead to a more normalized yield curve. We also believe that with our Fund's intermediate duration and high quality characteristics, we are well positioned to take advantage of these shifts in the yield curve, as well as the current focus in the markets on quality.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
           RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND AND THE LEHMAN
              BROTHERS GOVERNMENT / CREDIT INTERMEDIATE BOND INDEX

                           Average Annual Total Return
                    for the periods ending December 31, 2000

               One Year                 Since Inception (10/28/96)
                9.40%                               5.61%

            Kayne Anderson Rudnick Intermediate    Lehman Brothers Government/
                  Total Return Bond Fund          Credit Intermediate Bond Index
                  ----------------------          ------------------------------
Oct-96                   10,000                              10,000
Dec-96                   10,020                              10,067
Mar-97                    9,948                              10,056
Jun-97                   10,249                              10,352
Sep-97                   10,525                              10,631
Dec-97                   10,741                              10,859
Mar-98                   10,900                              11,028
Jun-98                   11,071                              11,235
Sep-98                   11,307                              11,739
Dec-98                   11,558                              11,773
Mar-99                   11,531                              11,751
Jun-99                   11,413                              11,705
Sep-99                   11,519                              11,813
Dec-99                   11,483                              11,819
Mar-00                   11,661                              11,995
Jun-00                   11,840                              12,198
Sep-00                   12,150                              12,549
Dec-00                   12,563                              13,013

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX IS A TOTAL RETURN INDEX CONSISTING OF INVESTMENT GRADE CORPORATE DEBT ISSUES AS WELL AS DEBT ISSUES OF U.S. GOVERNMENT AGENCIES AND THE U.S. TREASURY. THE DEBT ISSUES ALL MAINTAIN MATURITIES WITHIN A RANGE OF 1 - 10 YEARS.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS: 22.0%
AEROSPACE: 0.9%
$  335,000   Boeing Capital Corp., 7.100%, 09/27/05 ...............  $   349,199
    70,000   Honeywell International, 9.200%, 02/15/03 ............       74,547
                                                                     -----------
                                                                         423,746
                                                                     -----------
AUTO/TRUCK MANUFACTURER: 2.6%
 1,250,000   Daimlerchrysler National Holding Corp.,
               7.200%, 09/01/09 ...................................    1,207,050
                                                                     -----------
BEVERAGES: 3.8%
    70,000   Anheuser Busch Companies, 6.750%, 11/01/06 ...........       71,512
   236,000   Coca Cola Enterprises, Inc., 6.375%, 08/01/01 ........      235,913
 1,500,000   Coca-Cola Bottling Co. Consolidated, 6.850%, 11/01/07     1,459,590
                                                                     -----------
                                                                       1,767,015
                                                                     -----------
COMMUNICATION SERVICES: 0.4%
   175,000   TCI Communications, Inc., 6.375%, 05/01/03 ...........      174,467
                                                                     -----------
COMPUTERS - MICRO: 1.6%
   750,000   Hewlett-Packard Co., 7.150%, 06/15/05 ................      775,508
                                                                     -----------
DEPARTMENT STORES: 0.1%
    70,000   Sears Roebuck & Co., 9.450%, 07/25/01 ................       70,802
                                                                     -----------
FINANCE: 11.0%
    70,000   Beneficial Corp., 6.600%, 09/26/01 ...................       70,214
 1,000,000   Countrywide Home Loans, Inc., 7.450%, 09/16/03 .......    1,018,738
   300,000   Ford Motor Credit Corp., 6.700%, 07/16/04 ............      299,460
   500,000   Ford Motor Credit Corp., 9.030%, 12/30/09 ............      540,091
   192,000   General Motors Acceptance Corp., 7.125%, 05/01/03 ....      193,553
 1,000,000   Lehman Brothers Holdings, Inc., 7.250%, 10/15/03 .....    1,013,920
   500,000   Lehman Brothers Holdings, Inc., 8.750%, 05/15/02 .....      514,220
   500,000   Salomon, Inc., 9.250%, 05/01/01 ......................      504,316
   175,000   Bear Stearns Co., 6.625%, 10/01/04 ...................      173,636
   825,000   Bear Stearns Co., 7.800%, 08/15/07 ...................      852,222
                                                                     -----------
                                                                       5,180,370
                                                                     -----------
INDUSTRIAL: 0.4%
   175,000   Caterpillar, Inc., 8.440%, 11/26/03 ..................      184,051
                                                                     -----------

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

MOTION PICTURE PRODUCTION & OTHER SERVICES: 0.6%
$  278,000   Walt Disney Co. (The), 6.375%, 03/30/01 ..............  $   277,864
                                                                     -----------
RETAIL STORES: 0.6%
   300,000   Wal-Mart Stores, 6.550%, 08/10/04 ....................      306,893
                                                                     -----------
TOTAL CORPORATE BONDS (cost $10,326,988) ..........................   10,367,766
                                                                     -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 74.5% MORTGAGE-BACKED/PASS-THROUGH SECURITIES: 10.1%
   414,078   Federal Home Loan Mortgage Corp., 7.000%, 04/01/16 ...      419,224
   258,863   Federal Home Loan Mortgage Corp., 7.500%, 07/01/09 ...      265,450
   592,335   Federal Home Loan Mortgage Corp., 7.500%, 04/01/14 ...      605,063
 1,400,000   Federal National Mortgage Association, 6.000%,
               08/25/08 ...........................................    1,401,421
   420,887   Federal National Mortgage Association, 7.000%,
               05/01/14 ...........................................      425,587
   195,556   Federal National Mortgage Association, 8.000%,
               01/01/15 ...........................................      201,171
   706,715   Government National Mortgage Association, 7.000%,
               07/20/13 ...........................................      714,790
     8,825   Government National Mortgage Association, 8.000%,
               11/15/21 ...........................................        9,044
   239,071   Government National Mortgage Association, 8.000%,
               07/15/23 ...........................................      245,016
   187,452   Government National Mortgage Association, 8.000%,
               07/15/23 ...........................................      192,113
    99,445   Government National Mortgage Association, 8.000%,
               09/15/26 ...........................................      101,917
    46,990   Government National Mortgage Association, 8.000%,
               11/15/26 ...........................................       48,158
    13,492   Government National Mortgage Association, 8.500%,
               12/15/22 ...........................................       13,897
   103,180   Government National Mortgage Association, 8.500%,
               08/15/25 ...........................................      106,280
    29,716   Government National Mortgage Association, 8.500%,
               06/15/26 ...........................................       30,609
                                                                     -----------
                                                                       4,779,740
                                                                     -----------
U.S. AGENCY OBLIGATIONS: 3.6%
 1,000,000   Federal Home Loan Bank, 5.925%, 04/09/08 .............    1,002,301
   600,000   Federal National Mortgage Association, 5.625%,
               05/14/04 ...........................................      599,741
    87,000   Federal National Mortgage Association, 6.950%,
               11/13/06 ...........................................       87,295
                                                                     -----------
                                                                       1,689,337
                                                                     -----------
U.S. TREASURY OBLIGATIONS: 60.8%
 1,500,000   U.S. Treasury Bonds, 7.875%, 11/15/04 ................    1,642,208
 2,050,000   U.S. Treasury Bonds, 11.875%, 11/15/03 ...............    2,408,992
 1,257,000   U.S. Treasury Notes, 5.625%, 05/15/08 ................    1,291,547
   700,000   U.S. Treasury Notes, 6.000%, 08/15/09 ................      739,059
 2,100,000   U.S. Treasury Notes, 6.250%, 02/15/03 ................    2,145,587

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

$2,000,000   U.S. Treasury Notes, 6.250%, 02/15/07 ................  $ 2,114,140
 1,500,000   U.S. Treasury Notes, 6.500%, 10/15/06 ................    1,601,369
 4,980,000   U.S. Treasury Notes, 7.250%, 08/15/04 ................    5,324,616
 4,000,000   U.S. Treasury Notes, 7.500%, 05/15/02 ................    4,112,896
 6,650,000   U.S. Treasury Notes, 7.500%, 02/15/05 ................    7,234,568
                                                                     -----------
                                                                      28,614,982
                                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (cost $34,266,698)                                                  35,084,059
                                                                     -----------
SHORT-TERM INVESTMENT: 1.9%
   899,010   AT&T Capital Corp., 6.600%, 01/04/01 .................      899,010
TOTAL SHORT-TERM INVESTMENT (cost $899,010) .......................      899,010
TOTAL INVESTMENTS IN SECURITIES (cost $45,492,696+): 98.4% ........   46,350,835
Other Assets less Liabilities: 1.6% ...............................      746,596
                                                                     -----------
NET ASSETS: 100.0%                                                   $47,097,431
                                                                     ===========

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation .....................................  $  977,772
Gross unrealized depreciation .....................................    (119,633)
                                                                     -----------
Net unrealized appreciation .......................................  $  858,139
                                                                     ==========

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

GOAL

The Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund seeks to provide current income exempt from both federal and California state income taxes, by investing in high quality, intermediate maturity, California municipal securities.

COMMENTARY

Looking at the municipal market, it is easy to see the combined effects of a strong economy and fiscal discipline among municipal governments: municipal credit ratings improved again during the year, and new debt issuance was again lower. Municipal debt issuance dropped 10% in 2000, a total decline of 26% in just the last two years. This low level of new issuance, along with strong demand among municipal bond investors, affected the California market in particular. In 2000, we saw the end of the Federal Reserve Board (the "Fed") tightening cycle, and municipal interest rates dropped along with the rest of the bond market. The chart below shows the change in the California municipal yield curve for the year. The yield on a typical five-year AAA rated California municipal fell 65 basis points.

                            CA TAX FREE YIELD CURVES

                                    [GRAPHIC]

As markets became more volatile toward year-end, investors became more focused on quality. The strength and diversification of California's economy helped to improve credit ratings throughout the state over the year. As would be expected this was very beneficial to the California municipal market at year-end. Our fund in particular benefited from our focus on quality within the state and our goal of maintaining a diversified portfolio. The Kayne Anderson Intermediate California Tax Free Fund was up 10.18% in 2000 versus the Lehman 5-year municipal index which was up 7.72%.

                             SECTOR DIVERSIFICATION

                         WATER & SEWER            23.9%
                         TRANSPORT                15.1%
                         GENERAL OBLIGATION       12.6%
                         HOSPITAL                 11.4%
                         PREREFUNDED              11.2%
                         IDR/PCR                   8.6%
                         ELECTRIC                  7.3%
                         HOUSING                   6.7%
                         CASH & EQUIVALENTS        2.0%
                         EDUCATION                 1.2%

OUTLOOK

With the economy slowing, and the Fed in an easing stance, we believe there will be a decrease in short-term taxable rates, and a normalizing of the yield curve in 2001. While this will bring down rates in the taxable markets, we do not believe that it will be translated into large shifts in municipal yields. However, we believe that the intermediate term duration and high quality characteristics of our portfolio have us well-positioned to take advantage of continuing credit improvements in the municipal market, as well as shifts in the yield curve.

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
           RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE
                 LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX

                         Kayne Anderson Rudnick          Lehman Brothers
                        California Intermediate             Five Year
                          Tax-Free Bond Fund           Municipal Bond Index
                          ------------------           --------------------
     Oct-96                     10,000                        10,000
     Dec-96                     10,002                        10,111
     Mar-97                      9,989                        10,108
     Jun-97                     10,160                        10,354
     Sep-97                     10,306                        10,576
     Dec-97                     10,428                        10,756
     Mar-98                     10,506                        10,881
     Jun-98                     10,613                        11,002
     Sep-98                     10,802                        11,292
     Dec-98                     10,877                        11,385
     Mar-99                     10,978                        11,504
     Jun-99                     10,886                        11,361
     Sep-99                     10,922                        11,468
     Dec-99                     10,836                        11,469
     Mar-00                     11,161                        11,607
     Jun-00                     11,324                        11,789
     Sep-00                     11,608                        12,021
     Dec-00                     11,936                        12,353

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX IS A TOTAL RETURN BENCHMARK DESIGNED FOR SHORT-TERM MUNICIPAL ASSETS. THE INDEX INCLUDES BONDS WITH A MINIMUM CREDIT RATING OF BAA3, ARE ISSUED AS PART OF A DEAL OF AT LEAST 50 MILLION, HAVE AN AMOUNT OUTSTANDING OF AT LEAST 5 MILLION, HAVE A MATURITY BETWEEN FOUR AND SIX YEARS, AND HAVE BEEN ISSUED AFTER DECEMBER 31, 1990.

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS: 98.0%
EDUCATION: 1.2%
$  155,000   Brentwood Union School District, 7.300%, 08/01/07 ....  $   182,900
   200,000   University of California Revenues, 5.250%, 09/01/11 ..      208,250
                                                                     -----------
                                                                         391,150
                                                                     -----------
ELECTRIC: 7.3%
 1,000,000   M-S-R Public Power Agency California, 6.000%,
               07/01/20 ...........................................    1,047,500
 1,000,000   Northern California Public Power Agency, 5.000%,
               07/01/15 ...........................................    1,028,750
   200,000   Sacramento, California Municipal Utilities District,
               5.700%, 05/15/12 ...................................      210,750
                                                                     -----------
                                                                       2,287,000
                                                                     -----------
GENERAL OBLIGATION: 12.6%
   250,000   California State, 5.250%, 06/01/16 ...................      258,125
   250,000   California State, 5.375%, 03/01/06 ...................      264,375
   825,000   California State, 6.250%, 04/01/08 ...................      934,312
   100,000   California State, 6.250%, 02/01/14 ...................      100,132
   895,000   California State Veterans Bonds, 5.150%, 12/01/14 ....      914,019
   200,000   California State Veterans Bonds, 6.375%, 02/01/27 ....      200,318
   200,000   Los Angeles County, California Public Works,
               5.000%, 10/01/16 ...................................      204,000
 1,000,000   Oakland, California, 5.875%, 06/15/19 ................    1,066,250
                                                                     -----------
                                                                       3,941,531
                                                                     -----------
HOSPITALS: 11.4%
 1,000,000   California Health Facilities Authority Revenues,
               5.000%, 11/15/13 ...................................    1,040,000
 1,000,000   California Health Facilities Financing Authority,
               6.250%, 10/01/13 ...................................    1,035,250
 1,000,000   Stockton, California Health Facilities, 5.350%,
               12/01/09 ...........................................      987,500
   500,000   Stockton, California Health Facilities, 5.450%,
               12/01/10 ...........................................      495,625
                                                                     -----------
                                                                       3,558,375
                                                                     -----------
HOUSING: 6.7%
   800,000   California Housing Finance Agency, 5.900%, 08/01/17 ..      830,000
   960,000   California Housing Finance Agency, 5.950%, 08/01/14 ..    1,014,000
   250,000   Orange County California Financing Authority,
               6.250%, 09/01/14 ...................................      258,475
                                                                     -----------
                                                                       2,102,475
                                                                     -----------
IDR/PCR: 8.6%
   200,000   California Pollution Control Financing Authority,
               5.850%, 12/01/23 ...................................      171,000
   200,000   California Pollution Control Financing Authority,
               7.150%, 02/01/11 ...................................      204,750
 1,000,000   California State Public Works, 5.250%, 12/01/08 ......    1,077,500
 1,000,000   Mountain View, California Shoreline Regional Park,
               5.500%, 08/01/21 ...................................    1,033,750
   200,000   Pinole Redevelopment Agency Tax Allocation, 5.600%,
               08/01/17 ...........................................      204,750
                                                                     -----------
                                                                       2,691,750
                                                                     -----------
30

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
PREREFUNDED: 11.2%
$1,000,000   California Educational Facilities Authority Revenues
               Pomona College, 6.125%, 02/15/08 ...................  $ 1,043,750
   150,000   Los Angeles Convention & Exhibit Center, 9.000%,
               12/01/20 ...........................................      182,625
   100,000   Orange County, California Local Transportation
               Authority, 5.750%, 02/15/05 ........................      104,000
 1,000,000   University of California Revenues, 6.300%, 09/01/15 ..    1,078,750
 1,000,000   West Covina, California Queen of the Valley Hospital,
               6.500%, 08/15/14 ...................................    1,102,500
                                                                     -----------
                                                                       3,511,625
                                                                     -----------
TRANSPORTATION: 15.1%
   250,000   Long Beach, California Harbor Revenues, 6.000%,
               05/15/06 ...........................................      270,625
 1,000,000   Oakland, California Port Authority, 5.600%, 11/01/19      1,051,250
 1,250,000   San Francisco, California Bay Area Rapid, 5.500%,
               07/01/15 ...........................................    1,321,875
 1,000,000   San Francisco, California City & County Airport,
               5.375%, 05/01/17 ...................................    1,032,500
 1,000,000   San Francisco, California Port Authority, 5.900%,
               07/01/09 ...........................................    1,072,500
                                                                     -----------
                                                                       4,748,750
                                                                     -----------
WATER & SEWER: 23.9%
   275,000   Contra Costa, California Water District, 5.250%,
               10/01/16 ...........................................      279,813
   700,000   Los Angeles, California Wastewater System, 5.000%,
               06/01/14 ...........................................      723,625
   200,000   Los Angeles, California Wastewater System, 5.700%,
               06/01/20 ...........................................      205,750
 1,000,000   Marina, California Municipal Water District, 5.550%,
               07/01/13 ...........................................    1,040,000
 1,000,000   Rancho, California Water District Financing
               Authority, 5.875%, 11/01/10 ........................    1,090,000
 1,000,000   Redlands, California Financing Authority, 5.000%,
               09/01/17 ...........................................    1,012,500
 1,000,000   San Francisco, California City and County Public
               Utility, 6.000%, 11/01/15 ..........................    1,035,000
 1,000,000   San Jose Clara, California Water, 5.375%, 11/15/15 ...    1,040,000
 1,000,000   Tulare, California Sewer Revenue, 5.700%, 11/15/15 ...    1,072,500
                                                                     -----------
                                                                       7,499,188
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $29,211,717) ..........................  $30,731,844
                                                                     -----------

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

TOTAL INVESTMENTS IN SECURITIES (cost $29,211,717+): 98.0% ........   30,731,844
Other Assets less Liabilities: 2.0% ...............................      620,779
                                                                     -----------
NET ASSETS: 100.0% ................................................  $31,352,623
                                                                     ===========

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

   Unrealized appreciation and depreciation were as follows:

       Gross unrealized appreciation ..............................  $1,577,447
       Gross unrealized depreciation ..............................     (57,320)
                                                                     ----------
       Net unrealized appreciation ................................  $1,520,127
                                                                     ==========

See accompanying Notes to Financial Statements.

                      KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2000

                                                                           LARGE CAP           SMALL CAP
                                                                             FUND                FUND
                                                                         ------------        ------------
ASSETS
  Investments in securities, at cost ..............................      $116,349,972        $ 36,137,370
                                                                         ============        ============
  Investments in securities, at value .............................      $127,920,534        $ 41,476,324
  Cash ............................................................         3,430,927             888,358
  Receivables:
    Fund shares sold ..............................................            97,076             184,611
    Due from advisor ..............................................                --                  --
    Dividends and interest ........................................            89,000              78,911
    Tax reclaims ..................................................                --                  --
  Prepaid expenses ................................................               606               2,419
                                                                         ------------        ------------
        Total assets ..............................................       131,538,143          42,630,623
                                                                         ------------        ------------
LIABILITIES
  Payables:
    Securities purchased ..........................................                --                  --
    Fund shares purchased .........................................           149,309                  --
    Distributions to shareholders .................................                --                  --
    Due to advisor ................................................            82,497              32,145
    Accrued expenses ..............................................            54,356              38,770
                                                                         ------------        ------------
        Total liabilities .........................................           286,162              70,915
                                                                         ------------        ------------
  NET ASSETS ......................................................      $131,251,981        $ 42,559,708
                                                                         ============        ============
  Number of shares issued and outstanding
    (unlimited shares authorized, no par value) ...................         7,303,792           2,475,809
                                                                         ------------        ------------

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........      $      17.97        $      17.19
                                                                         ============        ============
COMPONENTS OF NET ASSETS
    Paid-in capital ...............................................      $118,789,322        $ 41,617,807
    Accumulated net investment income .............................           207,192              21,298
    Accumulated net realized gain (loss) on investments ...........           684,905          (4,418,351)
    Net unrealized appreciation (depreciation)
      on investments and foreign currency .........................        11,570,562           5,338,954
                                                                         ------------        ------------
        Net assets ................................................      $131,251,981        $ 42,559,708
                                                                         ============        ============

See accompanying Notes to Financial Statements.

                            GROWTH                                CALIFORNIA
                              AND             INTERMEDIATE       INTERMEDIATE
      INTERNATIONAL       OPPORTUNITY         TOTAL RETURN       TAX-FREE BOND
          FUND                FUND              BOND FUND            FUND
      ------------        -----------         ------------       ------------

      $ 49,715,976        $ 4,332,632         $ 45,492,696       $ 29,211,717
      ============        ===========         ============       ============

      $ 52,205,027        $ 3,314,353         $ 46,350,835       $ 30,731,844
         1,603,052            114,590               22,971             97,765

             4,038                 --                  705            207,048
                --              3,803                   --                 --
            46,830              2,119              782,731            450,760
            25,438                  5                   --                 --
             6,674                872                  243                 --
      ------------        -----------         ------------       ------------
        53,891,059          3,435,742           47,157,485         31,487,417
      ------------        -----------         ------------       ------------


           578,570
         1,404,501                 --                   --                 --
                --                 --                   --             94,673
            46,733                 --               25,786              8,352
            32,977             23,603               34,268             31,769
      ------------        -----------         ------------       ------------
         2,062,781             23,603               60,054            134,794
      ------------        -----------         ------------       ------------
      $ 51,828,278        $ 3,412,139         $ 47,097,431       $ 31,352,623
      ============        ===========         ============       ============

         3,209,167            367,229            4,350,856          2,895,856
      ------------        -----------         ------------       ------------
      $      16.15        $      9.29         $      10.82       $      10.83
      ============        ===========         ============       ============

      $ 49,327,602        $ 4,539,723         $ 46,560,977       $ 29,950,796
                --                 --                3,804              9,678

            11,066           (109,305)            (325,489)          (127,978)

         2,489,610         (1,018,279)             858,139          1,520,127
      ------------        -----------         ------------       ------------
      $ 51,828,278        $ 3,412,139         $ 47,097,431       $ 31,352,623
      ============        ===========         ============       ============

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF OPERATIONS For the Periods Ended December 31, 2000

                                                                                           LARGE CAP          SMALL CAP
                                                                                             FUND               FUND
                                                                                          -----------        -----------
INVESTMENT INCOME
  Income
    Dividends .......................................................................     $ 1,488,743        $   657,484
    Interest ........................................................................         141,576             37,667
                                                                                          -----------        -----------
      Total income ..................................................................       1,630,319            695,151
                                                                                          -----------        -----------
  Expenses
    Advisory fees ...................................................................       1,009,765            378,861
    Registration expense ............................................................          23,056             18,382
    Fund accounting fees ............................................................          33,965             35,893
    Administration fees .............................................................          61,200             32,314
    Transfer agent fees .............................................................          26,670             21,693
    Trustee fees ....................................................................           6,497              6,401
    Audit fees ......................................................................          13,563              8,494
    Custodian fees ..................................................................          32,686             16,358
    Legal fees ......................................................................           5,997              5,210
    Amortization of deferred organization costs .....................................              --              1,484
    Reports to shareholders .........................................................           3,122              9,697
    Insurance expense ...............................................................           1,188                401
    Miscellaneous ...................................................................           1,713              3,065
                                                                                          -----------        -----------
       Total expenses ...............................................................       1,219,422            538,253
       Add: expenses recouped by advisor ............................................              --             38,042
       Less: fees waived and expenses absorbed ......................................              --                 --
       Less: expenses paid indirectly ...............................................              --                 (3)
                                                                                          -----------        -----------
       Net expenses before interest .................................................       1,219,422            576,292
       Add: interest expense ........................................................           1,580              3,431
                                                                                          -----------        -----------
       Net expenses .................................................................       1,221,002            579,723
                                                                                          -----------        -----------
         NET INVESTMENT INCOME ......................................................         409,317            115,428
                                                                                          -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on investments ...........................................       3,862,289          6,268,833
  Net unrealized appreciation (depreciation) on investments
    and foreign currency ............................................................      (6,686,631)         3,148,118
                                                                                          -----------        -----------
    Net realized and unrealized gain on investments and foreign currency ............      (2,824,342)         9,416,951
                                                                                          -----------        -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............     $(2,415,025)       $ 9,532,379
                                                                                          ===========        ===========

+  For the period 7/17/00, commencement of operations, to 12/31/00.
*  Net of foreign tax withheld of $62,656.

See accompanying Notes to Financial Statements.

                              GROWTH                                 CALIFORNIA
                                AND             INTERMEDIATE        INTERMEDIATE
        INTERNATIONAL       OPPORTUNITY         TOTAL RETURN       TAX-FREE BOND
            FUND               FUND+              BOND FUND             FUND
        -----------         -----------          -----------        -----------
        $   797,714*        $     2,759**        $        --        $        --
             53,530              21,469            2,972,033          1,684,784
        -----------         -----------          -----------        -----------
            851,244              24,228            2,972,033          1,684,784
        -----------         -----------          -----------        -----------

            493,406              15,484              235,069            156,616
              9,979                  --               19,625             19,241
             43,579              15,918               40,493             43,065
             35,083               4,535               33,452             30,086
             21,456               9,095               20,642             21,105
              6,999               3,184                6,266              6,577
             18,370               8,946                4,600              8,494
             18,280                 387               14,851              6,965
              8,298               2,274                8,096              5,380
              1,728                  --                1,484              1,480
              6,477                 682                3,011                627
                319                  --                  467                372
              2,920               1,137                1,544              1,238
        -----------         -----------          -----------        -----------
            666,894              61,642              389,600            301,246
             58,285                  --               54,517                 --
                 --             (38,417)                  --            (66,383)
                 --              (2,075)                 (73)            (4,666)
        -----------         -----------          -----------        -----------
            725,179              21,150              444,044            230,197
              2,062                  --                1,987              2,059
        -----------         -----------          -----------        -----------
            727,241              21,150              446,031            232,256
        -----------         -----------          -----------        -----------
            124,003               3,078            2,526,002          1,452,528
        -----------         -----------          -----------        -----------

          1,527,366            (109,305)             (52,824)            28,652

         (6,401,952)         (1,018,279)           1,755,943          1,449,699
        -----------         -----------          -----------        -----------
         (4,874,586)         (1,127,584)           1,703,119          1,478,351
        -----------         -----------          -----------        -----------
        $(4,750,583)        $(1,124,506)         $ 4,229,121        $ 2,930,879
        ===========         ===========          ===========        ===========

                      KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   LARGE CAP                          SMALL CAP
                                                                      FUND                              FUND
                                                         -------------------------------     -----------------------------
                                                           YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                            12/31/00          12/31/99         12/31/00         12/31/99
                                                         -------------     -------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income .............................    $     409,317     $     189,903     $    115,428     $    182,504
  Net realized gain (loss) on investments ...........        3,862,289         5,505,297        6,268,833        2,615,590
  Net unrealized appreciation (depreciation) on
    investments and foreign currency ................       (6,686,631)        3,127,462        3,148,118       (1,587,364)
                                                         -------------     -------------     ------------     ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .....................       (2,415,025)        8,822,662        9,532,379        1,210,730
                                                         -------------     -------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ........................         (202,125)         (199,281)         (95,614)        (192,974)
  From net realized gain ............................       (2,103,740)       (6,052,026)      (2,984,357)      (1,995,755)
                                                         -------------     -------------     ------------     ------------
    TOTAL DISTRIBUTIONS .............................       (2,305,865)       (6,251,307)      (3,079,971)      (2,188,729)
                                                         -------------     -------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Shares issued in exchange for Sefton Funds ........               --        56,532,609               --       15,192,065
  Proceeds from shares sold .........................       35,673,292        49,326,207       12,857,014       39,706,761
  Net asset value of shares issued on
    reinvestment of distributions ...................        1,917,678         6,164,507        2,730,421        2,104,853
  Cost of shares redeemed ...........................      (25,122,870)      (39,670,665)     (26,477,202)    $(42,045,131)
                                                         -------------     -------------     ------------     ------------
    NET INCREASE (DECREASE) FROM CAPITAL SHARE
      TRANSACTIONS ..................................       12,468,100        72,352,658     $(10,889,767)      14,958,548
                                                         -------------     -------------     ------------     ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS .......        7,747,210        74,924,013       (4,437,359)      13,980,549

NET ASSETS
  Beginning of period ...............................      123,504,771        48,580,758       46,997,067       33,016,518
                                                         -------------     -------------     ------------     ------------
  END OF PERIOD .....................................    $ 131,251,981     $ 123,504,771     $ 42,559,708     $ 46,997,067
                                                         =============     =============     ============     ============
  Accumulated net investment income .................    $     207,192     $          --     $     21,298     $         --
                                                         =============     =============     ============     ============
CHANGE IN CAPITAL SHARES
Shares issued in exchange for Sefton Funds ..........               --         2,888,694               --          998,150
Shares sold .........................................        1,928,516         2,670,917          833,907        2,550,670
Shares issued on reinvestment of distributions                 108,938           336,104          170,427          142,735
Shares redeemed .....................................       (1,349,153)       (2,132,053)      (1,698,840)      (2,716,708)
                                                         -------------     -------------     ------------     ------------
Net increase (decrease) .............................          688,301         3,763,662         (694,506)         974,847
                                                         =============     =============     ============     ============

* Commencement of operations.

See accompanying Notes to Financial Statements.

                                      GROWTH                                                    CALIFORNIA
                                        AND                  INTERMEDIATE                      INTERMEDIATE
        INTERNATIONAL               OPPORTUNITY              TOTAL RETURN                      TAX-FREE BOND
            FUND                       FUND                    BOND FUND                           FUND
------------------------------      -----------      ----------------------------      ------------------------------
                                     07/17/00*
 YEAR ENDED        YEAR ENDED         THROUGH         YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED
  12/31/00          12/31/99          12/31/00         12/31/00        12/31/99          12/31/00          12/31/99
------------      ------------      -----------      ------------    ------------      ------------      ------------
$    124,003      $    214,584      $     3,078      $  2,526,002    $  1,018,493      $  1,452,528      $    601,042
   1,527,366         4,945,967         (109,305)          (52,824)        101,815            28,652          (156,510)

  (6,401,952)        4,760,202       (1,018,279)        1,755,943      (1,442,513)        1,449,699          (768,087)
------------      ------------      -----------      ------------    ------------      ------------      ------------

  (4,750,583)        9,920,753       (1,124,506)        4,229,121        (322,205)        2,930,879          (323,555)
------------      ------------      -----------      ------------    ------------      ------------      ------------

     (78,826)         (228,995)          (3,078)       (2,554,297)       (996,864)       (1,444,570)         (612,951)
  (1,569,846)       (3,423,689)              --                --         (37,955)               --                --
------------      ------------      -----------      ------------    ------------      ------------      ------------
  (1,648,672)       (3,652,684)          (3,078)       (2,554,297)     (1,034,819)       (1,444,570)         (612,951)
------------      ------------      -----------      ------------    ------------      ------------      ------------

          --                --               --                --      40,785,659                --        38,536,951
  60,195,182        49,868,493        6,611,442         6,193,726      11,764,071        15,967,030        16,527,584

   1,454,588         3,440,942            3,234         1,744,804         939,429           411,905           547,899
 (44,012,108)      (54,423,193)      (2,074,953)      (15,920,099)    (27,058,097)      (28,374,555)      (22,204,986)
------------      ------------      -----------      ------------    ------------      ------------      ------------

  17,637,662        (1,113,758)       4,539,723        (7,981,569)     26,431,062       (11,995,620)       33,407,448
------------      ------------      -----------      ------------    ------------      ------------      ------------
  11,238,407         5,154,311        3,412,139        (6,306,745)     25,074,038       (10,509,311)       32,470,942


  40,589,871        35,435,560               --        53,404,176      28,330,138        41,861,934         9,390,992
------------      ------------      -----------      ------------    ------------      ------------      ------------
$ 51,828,278      $ 40,589,871      $ 3,412,139      $ 47,097,431    $ 53,404,176      $ 31,352,623      $ 41,861,934
============      ============      ===========      ============    ============      ============      ============
$         --      $      6,694      $        --      $      3,804    $     32,099      $      9,678      $        240
============      ============      ===========      ============    ============      ============      ============

          --                --               --                --       3,858,624                --         3,694,818
   3,413,087         2,899,614          535,151           586,089       1,094,407         1,533,893         1,558,667
      92,252           186,992              357           166,269          88,042            39,528            52,149
  (2,493,793)       (3,173,764)        (168,279)       (1,519,193)     (2,496,667)       (2,745,628)       (2,109,671)
------------      ------------      -----------      ------------    ------------      ------------      ------------
   1,011,546           (87,158)         367,229          (766,835)      2,544,406        (1,172,207)        3,195,963
============      ============      ===========      ============    ============      ============      ============

                     KAYNE ANDERSON RUDNICK LARGE CAP FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

                                                                                        YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                                     2000          1999         1998         1997         1996
                                                                   --------      --------     --------     --------     --------
Net asset value, beginning of year ...........................     $  18.67      $  17.03     $  17.28     $  14.32     $  12.63
                                                                   --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................         0.06          0.04         0.11         0.10         0.08
  Net realized and unrealized gain (loss) on investments .....        (0.44)         2.71         2.38         4.34         2.35
                                                                   --------      --------     --------     --------     --------

Total income (loss) from investment operations ...............        (0.38)         2.75         2.49         4.44         2.43
                                                                   --------      --------     --------     --------     --------
LESS DISTRIBUTIONS:
  From net investment income .................................        (0.03)        (0.04)       (0.11)       (0.11)       (0.08)
  From net realized gain .....................................        (0.29)        (1.07)       (2.63)       (1.37)       (0.66)
                                                                   --------      --------     --------     --------     --------
Total distributions ..........................................        (0.32)        (1.11)       (2.74)       (1.48)       (0.74)
                                                                   --------      --------     --------     --------     --------
  Net asset value, end of year ...............................     $  17.97      $  18.67     $  17.03     $  17.28     $  14.32
                                                                   ========      ========     ========     ========     ========

  Total return ...............................................        (2.00)%       16.33%       14.14%       30.99%       19.09%

  Net assets, end of year (millions) .........................     $  131.3      $  123.5     $   48.6     $   35.3     $   26.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped .......         0.90%         1.03%        1.11%        1.18%        1.37%
  After fees waived and expenses absorbed or recouped ........         0.90%         1.03%        1.11%        1.18%        1.37%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped).......         0.30%         0.28%        0.57%        0.55%        0.59%

  Portfolio turnover rate ....................................           42%           33%          76%          51%          23

See accompanying Notes to Financial Statements.

                     KAYNE ANDERSON RUDNICK SMALL CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                               YEAR ENDED DECEMBER 31,             10/18/96*
                                                                    ------------------------------------------      THROUGH
                                                                     2000        1999        1998        1997      12/31/96
                                                                    ------      ------      ------      ------      ------
Net asset value, beginning of period ............................   $14.82      $15.04      $13.12      $11.06      $10.65
                                                                    ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................     0.04        0.07        0.05        0.02        0.02
  Net realized and unrealized gain on investments ...............     3.54        0.47        2.07        2.14        0.41
                                                                    ------      ------      ------      ------      ------

Total income from investment operations .........................     3.58        0.54        2.12        2.16        0.43
                                                                    ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  From net investment income ....................................    (0.04)      (0.07)      (0.05)      (0.05)      (0.02)
  From net realized gain ........................................    (1.17)      (0.69)         --       (0.05)         --
  From paid-in capital ..........................................       --          --       (0.15)         --          --
                                                                    ------      ------      ------      ------      ------
Total distributions .............................................    (1.21)      (0.76)      (0.20)      (0.10)      (0.02)
                                                                    ------      ------      ------      ------      ------
Net asset value, end of period ..................................   $17.19      $14.82      $15.04      $13.12      $11.06
                                                                    ======      ======      ======      ======      ======

Total return ....................................................    24.77%       3.64%      16.17%      19.46%       4.00%**

Net assets, end of period (millions) ............................   $ 42.6      $ 47.0      $ 33.0      $  6.5      $  0.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ..........     1.20%       1.34%       1.35%       3.22%      18.91%***
  After fees waived and expenses absorbed or recouped ...........     1.29%       1.30%       1.30%       1.30%       1.30%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped)..........     0.26%       0.53%       0.38%       0.45%       1.58%***

Portfolio turnover rate .........................................       50%         50%         28%         47%          0%**

*   Commencement of operations.
**  Not annualized.
*** Annualized.

See accompanying Notes to Financial Statements.

                   KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                YEAR ENDED DECEMBER 31,             10/18/96*
                                                                     ------------------------------------------      THROUGH
                                                                      2000        1999        1998        1997      12/31/96
                                                                     ------      ------      ------      ------      ------
Net asset value, beginning of period ............................    $18.47      $15.51      $12.61      $10.91      $10.65
                                                                     ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................      0.03        0.12        0.08        0.04        0.01
  Net realized and unrealized gain (loss) on investments ........     (1.82)       4.68        3.25        1.75        0.26
                                                                     ------      ------      ------      ------      ------
Total income (loss) from investment operations ..................     (1.79)       4.80        3.33        1.79        0.27
                                                                     ------      ------      ------      ------      ------

LESS DISTRIBUTIONS:
  From net investment income ....................................     (0.03)      (0.12)      (0.08)      (0.05)      (0.01)
  From net realized gain ........................................     (0.50)      (1.72)      (0.35)      (0.04)         --
                                                                     ------      ------      ------      ------      ------
Total distributions .............................................     (0.53)      (1.84)      (0.43)      (0.09)      (0.01)
                                                                     ------      ------      ------      ------      ------
Net asset value, end of period ..................................    $16.15      $18.47      $15.51      $12.61      $10.91
                                                                     ======      ======      ======      ======      ======

Total return ....................................................     (9.65)%     31.06%      26.47%      16.42%       2.56%**

Net assets, end of period (millions) ............................    $ 51.8      $ 40.6      $ 35.4      $  7.0      $  1.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ..........      1.28%       1.47%       1.45%       3.41%      15.74%***
  After fees waived and expenses absorbed or recouped ...........      1.38%       1.40%       1.38%       1.40%       1.40%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped) .........      0.24%       0.63%       0.85%       0.61%       1.14%***

Portfolio turnover rate .........................................        35%         57%         28%         29%          0%**

*   Commencement of operations.
**  Not annualized.
*** Annualized.

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period


                                                                    07/17/00*
                                                                     THROUGH
                                                                    12/31/00
                                                                    --------
Net asset value, beginning of period .............................    $12.92
                                                                      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................................      0.01
  Net realized and unrealized loss on investments ................     (3.63)
                                                                      ------
Total loss from investment operations ............................     (3.62)
                                                                      ------

LESS DISTRIBUTIONS:
  From net investment income .....................................     (0.01)
                                                                      ------
Net asset value, end of period ...................................   $  9.29
                                                                     =======

Total return .....................................................    (28.02)%**

Net assets, end of period (millions) .............................   $   3.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ...........      3.93%***
  After fees waived and expenses absorbed or recouped ............      1.48%***
  After fees waived, expenses absorbed or recouped,
    and paid indirectly ..........................................      1.35%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed or recouped,
  and paid indirectly) ...........................................      0.20%***

Portfolio turnover rate ..........................................         7%**

*   Commencement of operations.
**  Not annualized.
*** Annualized.

See accompanying Notes to Financial Statements.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                              YEAR ENDED DECEMBER 31,           10/28/96*
                                                                    -----------------------------------------    THROUGH
                                                                     2000         1999       1998       1997     12/31/96
                                                                    ------       ------     ------     ------     ------
Net asset value, beginning of period ............................   $10.44       $11.01     $10.75     $10.59     $10.65
                                                                    ------       ------     ------     ------     ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................     0.56         0.50       0.51       0.56       0.09
  Net realized and unrealized gain (loss) on investments ........     0.39        (0.57)      0.30       0.18      (0.07)
                                                                    ------       ------     ------     ------     ------
Total income (loss) from investment operations ..................     0.95        (0.07)      0.81       0.74       0.02
                                                                    ------       ------     ------     ------     ------

LESS DISTRIBUTIONS:
  From net investment income .....................................   (0.57)       (0.49)     (0.51)     (0.58)     (0.08)
  From net realized gain .........................................      --        (0.01)     (0.04)        --         --
  Total distributions ............................................   (0.57)       (0.50)     (0.55)     (0.58)     (0.08)
                                                                    ------       ------     ------     ------     ------
Net asset value, end of period ...................................  $10.82       $10.44     $11.01     $10.75     $10.59
                                                                    ======       ======     ======     ======     ======

Total return .....................................................    9.40%       (0.65)%     7.61%      7.19%      0.20%**

Net assets, end of period (millions) .............................  $ 47.1       $ 53.4     $ 28.3     $  6.3     $  5.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped............    0.82%        1.23%      1.00%      2.23%      2.10%***
  After fees waived and expenses absorbed or recouped ............    0.94%        0.94%      0.94%      0.95%      0.95%***
  After fees waived, expenses absorbed or recouped, and
   paid indirectly................................................    0.94%        0.94%      0.94%      0.95%      0.95%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed or recouped, and
   paid indirectly)...............................................    5.34%        4.94%      4.93%      5.35%      4.72%***

Portfolio turnover rate ..........................................      10%**        64%        49%        27%         0%**

*   Commencement of operations.
**  Not annualized.
*** Annualized.

See accompanying Notes to Financial Statements.

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,         10/28/96*
                                                         ---------------------------------------    THROUGH
                                                          2000       1999       1998       1997     12/31/96
                                                         ------     ------     ------     ------     ------
Net asset value, beginning of period .................   $10.29     $10.77     $10.74     $10.64     $10.65
                                                         ------     ------     ------     ------     ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................     0.49       0.44       0.43       0.34       0.01
  Net realized and unrealized gain (loss)
    on investments ...................................     0.54      (0.48)      0.03       0.11      (0.01)
                                                         ------     ------     ------     ------     ------
Total income from investment operations ..............     1.03      (0.04)      0.46       0.45       0.00
                                                         ------     ------     ------     ------     ------

LESS DISTRIBUTIONS:
  From net investment income .........................    (0.49)     (0.44)     (0.43)     (0.35)     (0.01)
                                                         ------     ------     ------     ------     ------
Net asset value, end of period .......................   $10.83     $10.29     $10.77     $10.74     $10.64
                                                         ======     ======     ======     ======     ======

Total return .........................................    10.18%     (0.44)%     4.37%      4.26%      0.02%**

Net assets, end of period (millions) .................   $ 31.4     $ 41.9     $  9.4     $  6.0     $  5.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped .............................     0.96%      1.37%      2.23%      2.29%      2.08%***
  After fees waived and expenses
    absorbed or recouped .............................     0.75%      0.75%      0.77%      1.56%      1.81%***
  After fees waived, expenses
    absorbed or recouped, and paid indirectly ........     0.74%      0.71%      0.77%      0.95%      0.95%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed
  or recouped, and paid indirectly) ..................     4.63%      4.14%      3.88%      2.58%      0.60%***

  Portfolio turnover rate ............................       33%        65%        47%        40%         0%**

*   Commencement of operations.
**  Not annualized.
*** Annualized.

See accompanying Notes to Financial Statements.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Kayne Anderson Rudnick Mutual Funds (the "Trust") (formerly Kayne Anderson Mutual Funds) was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of six separate diversified series: Large Cap Fund (formerly Rising Dividends Fund), Small Cap Fund (formerly Small Cap Rising Dividends Fund), International Fund (formerly International Rising Dividends Fund), Growth and Opportunity Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

     Between May 29, 1996 and the respective dates of commencement of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Rud-nick Investment Management, LLC (the "Advisor") (formerly Kayne Anderson Investment Management,
LLC) for $25,000, respectively.

     The Large Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, principally common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, principally common stocks, of small and mid-capitalization companies which the Fund currently considers to be companies having a total market capitalization of not more than $3 billion.

     The International Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, principally common stocks, of companies outside the U.S. generally having a total market capitalization of $1 billion or more.

     The Growth and Opportunity Fund seeks long-term growth of capital. The Fund invests primarily in Equity securities, principally common stocks, of companies generally having a total market capitalization of $3 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The California Intermediate Tax-Free Bond Fund seeks current income exempt from federal and California state income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

          service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

          At December 31, 2000 the Funds had capital loss carryforwards available for federal income tax purposes as follows:

                                      Growth &    Intermediate     California
Capital loss           Small Cap    Opportunity   Total Return  Intermediate Tax
carryforward             Fund          Fund         Bond Fund    Free Bond Fund
------------             ----          ----         ---------    --------------
Expiring in: 2008     $6,730,898     $102,196       $267,489        $127,978
             2009                                     58,000
                      ----------     --------       --------        --------
                      $6,730,898*    $102,196       $325,489        $127,978
                      ==========     ========       ========        ========

          *Utilization of this capital loss carryforward which arose in connection with the tax-free reorganization with Sefton Small Company Value Fund is limited by federal income tax regulations to $838,736 annually.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares, other than Growth and Opportunity Fund, were borne by the Funds and amortized to expense on a straight-line basis over a period of five years.

     E. ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual result could differ from those estimates.


NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:

         Large Cap Fund                                     0.75%
         Small Cap Fund                                     0.85%
         International Fund                                 0.95%
         Growth and Opportunity Fund                        1.00%
         Intermediate Total Return Bond Fund                0.50%
         California Intermediate Tax-Free Bond Fund         0.50%

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

     For the year ended December 31, 2000, the Funds incurred the following advisory fees:


     Large Cap Fund                                    $1,009,765
     Small Cap Fund                                    $  378,861
     International Fund                                $  493,406
     Growth and Opportunity Fund                       $   15,484
     Intermediate Total Return Bond Fund               $  235,069
     California Intermediate Tax-Free Bond Fund        $  156,616


   The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:

     Large Cap Fund                                    1.03%
     Small Cap Fund                                    1.30%
     International Fund                                1.40%
     Growth and Opportunity Fund                       1.50%
     Intermediate Total Return Bond Fund               0.95%
     California Intermediate Tax-Free Bond Fund        0.75%

     Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended December 31, 2000, the Advisor waived fees of $38,417 and $66,383 for the Growth and Opportunity Fund and Cali-fornia Intermediate Tax-Free Bond Fund, respectively. For the year ended December 31, 2000, the Advisor recouped fees previously waived and expenses absorbed of $38,042, $58,285 and $54,517 for Small Cap Fund, International Fund and Intermediate Total Return Bond Fund, respectively.

     At December 31, 2000, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:


     Small Cap Fund                                     $ 27,664
     International Fund                                 $ 39,737
     Growth and Opportunity Fund                        $ 38,417
     Intermediate Total Return Bond Fund                $ 75,043
     California Intermediate Tax-Free Bond Fund         $254,811

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

     At December 31, 2000, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                           December 31,
                                                   -----------------------------
Funds:                                              2001       2002       2003
------                                              ----       ----       ----
Small Cap Funds                                    $12,965    $14,699         --
International Funds                                $18,889    $20,848         --
Growth and Opportunity Fund                             --         --    $38,417
Intermediate Total Return Bond Funds               $15,132    $59,911         --
California Intermediate Tax-Free Bond Funds        $99,797    $88,631    $66,383

     Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund. The Growth and Opportunity Fund pays the Administrator a minimum annual fee of $16,000 in which $5,000 is for the first 6 months and $11,000 is for the second 6 months of its first year operations.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:

Fund                                                  Purchases         Sales
----                                                  ---------         -----
Large Cap Fund                                       $64,006,135     $55,703,869
Small Cap Fund                                        22,121,971      35,436,617
International Fund                                    34,352,910      17,690,091
Growth and Opportunity Fund                            4,640,746         198,809
Intermediate Total Return Bond Fund                    3,639,204         346,039
California Intermediate Tax-Free Bond Fund            10,398,656      22,329,910

     The Intermediate Total Return Bond Fund purchased $972,819 and sold $10,247,316 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Large Cap Fund, Small Cap Fund, International Fund, Growth and Opportunity Fund and California Intermediate Tax-Free Bond Fund.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Kayne
Anderson Rudnick Mutual Funds Los Angeles, California

     We have audited the accompanying statements of assets and liabilities of Kayne Anderson Rudnick Mutual Funds (comprising, respectively, the Large Cap Fund, the Small Cap Fund, the International Fund, the Intermediate Total Return Bond Fund, the California Intermediate Tax-Free Bond Fund, and the Growth and Opportunity Fund), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended December 31, 1996 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Kayne Anderson Mutual Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                     BRIGGS, BUNTING & DOUGHERTY, LLP
                                     Philadelphia, Pennsylvania
                                     January 19, 2001

50
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                                     ADVISOR
                KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 231-7414

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                          CUSTODIAN AND TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                    AUDITORS
                        BRIGGS, BUNTING & DOUGHERTY, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104


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This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.